                                                                                                            Exhibit F-2
                                           OHIO EDISON CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2001
                                                       (In Millions $)
                                                 OHIO            PENN             OES            OES             OES
        ASSETS                                   EDISON          POWER            FUEL          CAPITAL        FINANCE
                                                --------        -------         --------       ---------       -------
CURRENT ASSETS:
Cash and cash equivalents ...................   $    2           $  -            $  -            $  -           $  -
Receivables
     Customers ..............................       63             41               -             208              -
     Associated companies ...................      653             37               6               6              -
     Other ..................................       26              5               -               1             10
Notes receivable from associated companies ..      108             54              60               -              -
Material and supplies
     Owned ..................................       30             24               -               -              -
     Under consignment ......................       13              1               -               -              -
Prepayments and other .......................       44              6               -               -              -
                                                ----------------------------------------------------------------------
 ............................................      939            168              66             215             10
                                                ----------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT:
In service ..................................    4,459            665             178               3              -
Less-Accumulated provision for depreciation..    2,200            290              92               1              -
                                                ----------------------------------------------------------------------
 ............................................    2,259            375              86               2              -
Construction work in progress ...............       72             27              12               -              -
                                                ----------------------------------------------------------------------
 ............................................    2,331            402              98               2              -

                                                ----------------------------------------------------------------------
INVESTMENTS:
Capital trust investments ...................      416              -               -               -              -
Nuclear plant decommissioning trusts ........      159            117               -               -              -
Letter of credit collateralization ..........        -              -               -               -            278
Notes receivable from associated companies ..      320             39               -               -              -
Pension investments .........................      192             18               -               -              -
Other .......................................      799              3               5               8              -
                                                ----------------------------------------------------------------------
 ............................................    1,886            177               5               8            278
                                                ----------------------------------------------------------------------

DEFERRED CHARGES:
Regulatory assets ...........................    1,902            209               -               -              -
Goodwill ....................................        -              -               -               -              -
Accumulated Deferred Income Taxes Assets ....        -              -               -               1              -
Other .......................................      160              4               -               -              -
                                                ------------------------------------------------------------------------
 ............................................    2,062            213               -               1              -
                                                ----------------------------------------------------------------------

TOTAL ASSETS ................................   $7,218           $960            $169            $226           $288
                                                ======================================================================

                                                   OE
                                                FINANCING          OES             OES                           OHIO EDISON
        ASSETS                                    TRUST          NUCLEAR         VENTURES       ELIMINATIONS     CONSOLIDATED
                                                ----------      ---------        --------       ------------     -------------

CURRENT ASSETS:
Cash and cash equivalents ....................    $  0             $  1            $  2           $     -           $   $5
Receivables
     Customers ...............................       -                -               -                 -              312
     Associated companies ....................       -               14               -              (193)             523
     Other ...................................       -                -               -                 -               42
Notes receivable from associated companies ...       -                -               -              (114)             108
Material and supplies
     Owned ...................................       -                -               -                 -               54
     Under consignment .......................       -                -               -                 -               14
Prepayments and other ........................       -                -               -                 -               50
                                                  -------------------------------------------------------------------------
 .............................................       -               15               2              (307)           1,108
                                                  -------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT:
In service ...................................       -              156               -              (481)           4,980
Less--Accumulated provision for depreciation .       -               26               -              (147)           2,462
                                                  -------------------------------------------------------------------------
 .............................................       -              130               -              (334)           2,518
Construction work in progress ................       -                -               -               (12)              99
                                                  -------------------------------------------------------------------------
 .............................................       -              130               -              (346)           2,617
                                                  -------------------------------------------------------------------------

INVESTMENTS:
Capital trust investments ....................       -                -              13                 -              429
Nuclear plant decommissioning trusts .........       -                -               -                 -              276
Letter of credit collateralization ...........       -                -               -                 -              278
Notes receivable from associated companies ...       -                -               -               146              505
Pension investments ..........................       -                -               -                 -              210
Other ........................................     124                -               -              (844)              95
                                                  -------------------------------------------------------------------------
 .............................................     124                -              13              (698)           1,793
                                                  -------------------------------------------------------------------------

DEFERRED CHARGES:
Regulatory assets ............................       -                -               -               123            2,234
Goodwill .....................................       -                -               -                 -                -
Accumulated Deferred Income Taxes Assets .....       -                -               -                (1)               -
Other ........................................       -                -               -                 -              164
                                                  -------------------------------------------------------------------------
 .............................................       -                -               -               122            2,398
                                                  -------------------------------------------------------------------------

TOTAL ASSETS .................................    $124             $145             $15           $(1,229)          $7,916
                                                  =========================================================================

                                           OHIO EDISON CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2001
                                                       (In Millions $)

                                                                  OHIO           PENN           OES            OES           OES
           LIABILITIES AND CAPITALIZATION                        EDISON          POWER          FUEL         CAPITAL       FINANCE
                                                                --------        -------       -------        -------       -------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock ......      $ 513            $30            $82          $  -          $  -
Short-term borrowings .....................................          -              -             60           160             -
Notes payable to associated companies .....................        140              -              -             -             -
Accounts payable
    Other .................................................         11              1              8             -             -
     Associated companies .................................         98             51              -             -             9
Accrued taxes .............................................        238             19              1             1             -
Accrued interest ..........................................         26              5              -             2             -
Other .....................................................         44             10              -             9             -
                                                               -------------------------------------------------------------------

 ..........................................................      1,070            116            151           172             9
                                                               -------------------------------------------------------------------

CAPITALIZATION:
Common stockholders' equity ...............................      2,670            224             18            54            15
Preferred stock of consolidated subsidiaries--
     Not subject to mandatory redemption ..................        161             39              -             -             -
     Subject to mandatory redemption ......................          -             14              -             -             -
Subsidiary-obligated mandatorily redeemable
     preferred securities .................................          -              -              -             -             -
Long-term debt ............................................      1,651            262              -             -           264
                                                               -------------------------------------------------------------------
 ..........................................................      4,482            539             18            54           279
                                                               -------------------------------------------------------------------

DEFERRED CREDITS:
Accumulated deferred income taxes .........................      1,022            137              -             -             -
Accumulated deferred investment tax credits ...............         95              4              -             -             -
Nuclear plant decommissioning costs .......................        159            117              -             -             -
Power purchase contract loss liability ....................          -              -              -             -             -
Other postretirement benefits .............................        129             38              -             -             -
Other .....................................................        261              9              -             -             -
                                                               -------------------------------------------------------------------
 ..........................................................      1,666            305              -             -            -
                                                               -------------------------------------------------------------------

TOTAL LIABILITIES AND CAPITALIZATION ......................     $7,218           $960           $169          $226         $288
                                                               ===================================================================

                                                                  OE
                                                               FINANCING        OES        OES                         OHIO EDISON
           LIABILITIES AND CAPITALIZATION                        TRUST        NUCLEAR    VENTURES    ELIMINATIONS      CONSOLIDATED
                                                              -----------    --------    --------    -------------    ------------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock ......       $ -          $ -         $ -        $   (48)              $577
Short-term borrowings .....................................         -            -           -              -                220
Notes payable to associated companies .....................         -            -           -           (114)                26
Accounts payable
    Other .................................................         -            -           -              -                 20
     Associated companies .................................         -            -           -            (47)               111
Accrued taxes .............................................         -            -           -              -                259
Accrued interest ..........................................         -            -           -              -                 33
Other .....................................................         -            -           -              -                 63
                                                              -------------------------------------------------------------------
 ..........................................................         -            -           -           (209)             1,309
                                                              -------------------------------------------------------------------

CAPITALIZATION:
Common stockholders' equity ...............................         4            3          15           (332)             2,671
Preferred stock of consolidated subsidiaries--
     Not subject to mandatory redemption ..................         -            -           -              -                200
     Subject to mandatory redemption ......................         -            -           -              -                 14
Subsidiary-obligated mandatorily redeemable
     preferred securities .................................       120            -           -              -                120
Long-term debt ............................................         -          125           -           (687)             1,615
                                                              -------------------------------------------------------------------
 ..........................................................       124          128          15         (1,019)             4,620
                                                              -------------------------------------------------------------------

DEFERRED CREDITS:
Accumulated deferred income taxes .........................         -           17           -             (1)             1,175
Accumulated deferred investment tax credits ...............         -            -           -              -                 99
Nuclear plant decommissioning costs .......................         -            -           -              -                276
Power purchase contract loss liability ....................         -            -           -              -                  -
Other postretirement benefits .............................         -            -           -              -                167
Other .....................................................         -            -           -              -                270
                                                              -------------------------------------------------------------------
 ..........................................................         -           17           -             (1)             1,987
                                                              -------------------------------------------------------------------

TOTAL LIABILITIES AND CAPITALIZATION ......................      $124         $145         $15        $(1,229)            $7,916
                                                              ===================================================================

                                          OHIO EDISON CONSOLIDATING INCOME STATEMENT
                                             For the Year Ended December 31, 2001
                                                       (In Millions $)

                                                  OHIO          PENN          OES          OES          OES
                                                 EDISON         POWER         FUEL       CAPITAL      FINANCE
                                                --------       -------       ------     ---------     -------

OPERATING REVENUES ............................  $2,558         $498           $47         $34          $ -

EXPENSES:
Fuel and purchased power ......................     925          175            42           -            -
Other operating expenses ......................     549          160             1          16            -
Provision for depreciation and amortization ...     368           57             -           -            -
General taxes .................................     140           14             -           -            -
Income  taxes .................................     181           37             -           4            -
                                                -------------------------------------------------------------
   Total expenses .............................   2,163          443            43          20            -
                                                -------------------------------------------------------------

OPERATING INCOME ..............................     395           55             4          14            -

EQUITY IN SUBSIDIARY EARNINGS .................      48            -             -           -            -
Other Income ..................................      75            6             2           1           22
Other income taxes ............................     (11)          (3)            -           -            -
                                                -------------------------------------------------------------
OTHER INCOME ..................................     112            3             2           1           22
                                                -------------------------------------------------------------

INCOME BEFORE NET INTEREST CHARGES ............     507           58             6          15           22

NET INTEREST CHARGES:
Interest expense ..............................     158           18             7           8           21
Capitalized interest ..........................      (2)          (1)            -           -            -
Subsidiaries' preferred stock dividends .......       -            -             -           -            -
                                                -------------------------------------------------------------
   Net interest charges .......................     156           17             7           8           21
                                                -------------------------------------------------------------

NET INCOME ....................................     351           41            (1)          7            1
                                                -------------------------------------------------------------

PREFERRED STOCK
   DIVIDEND REQUIREMENTS ......................      11            4             -           -            -
                                                ------------------------ ------------------------------------

EARNINGS AVAILABLE FOR COMMON .................  $  340         $ 37           $(1)        $ 7          $ 1
                                                =============================================================

                                                    OE
                                                 FINANCING       OES           OES                       OHIO EDISON
                                                   TRUST       NUCLEAR       VENTURES    ELIMINATIONS   CONSOLIDATED
                                                -----------   ---------     ----------   ------------   ------------

OPERATING REVENUES ............................     $ -          $15            $-          $(96)         $3,056

EXPENSES:
Fuel and purchased power ......................       -            -             -           (46)          1,096
Other operating expenses ......................       -            -             -           (32)            694
Provision for depreciation and amortization ...       -            -             -             -             425
General taxes .................................       -            -             -             -             154
Income  taxes .................................       -            2             -            (3)            221
                                                --------------------------------------------------------------------
   Total expenses .............................       -            2             -           (81)          2,590
                                                --------------------------------------------------------------------

OPERATING INCOME ..............................       -           13             -           (15)            466

EQUITY IN SUBSIDIARY EARNINGS .................       -            -             -           (48)              -
Other Income ..................................      11            -             1           (31)             87
Other income taxes ............................       -            -             -            (3)            (17)
                                                --------------------------------------------------------------------
OTHER INCOME ..................................      11            -             1           (82)             70
                                                --------------------------------------------------------------------

INCOME BEFORE NET INTEREST CHARGES ............      11           13             1           (97)            536

NET INTEREST CHARGES:
Interest expense ..............................       -           10             -           (49)            173
Capitalized interest ..........................       -            -             -             -              (3)
Subsidiaries' preferred stock dividends .......       -            -             -            15              15
                                                --------------------------------------------------------------------
   Net interest charges .......................       -           10             -           (34)            185
                                                --------------------------------------------------------------------

NET INCOME ....................................      11            3             1           (63)            351
                                                --------------------------------------------------------------------

PREFERRED STOCK
   DIVIDEND REQUIREMENTS ......................      11            -             -           (15)             11
                                                --------------------------------------------------------------------

EARNINGS AVAILABLE FOR COMMON .................     $ -          $ 3            $-          $(48)         $  340
                                                ====================================================================


                                   OHIO EDISON CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                             For the Year Ended December 31, 2001
                                                       (In Millions $)
                                                    OHIO        PENN         OES         OES          OES
                                                   EDISON       POWER        FUEL      CAPITAL      FINANCE
                                                -------------------------------------------------------------

Balance - Beginning of Period ...............      $ 458        $ 25         $ 1        $ 27          $ -

Net Income ..................................        351          41          (1)          7            1
                                                -------------------------------------------------------------

   Subtotal .................................        809          66           -          34            1

Common Stock Dividends Declared .............       (226)        (27)          -           -            -

Preferred Stock Dividends Declared ..........        (11)         (4)          -           -            -
                                                -------------------------------------------------------------

Balance - End of Period .....................      $ 572        $ 35         $ -        $ 34          $ 1
                                                =============================================================

                                                    OE
                                                 FINANCING       OES         OES                         OHIO EDISON
                                                   TRUST       NUCLEAR     VENTURES     ELIMINATIONS     CONSOLIDATED
                                                 ----------------------------------------------------------------------

Balance - Beginning of Period ...............        $ -         $ 1         $ 3           $ (57)           $ 458

Net Income ..................................         11           3           1             (63)             351
                                                 -----------------------------------------------------------------------

   Subtotal .................................         11           4           4            (120)             809

Common Stock Dividends Declared .............        (11)          -           -              38             (226)

Preferred Stock Dividends Declared ..........          -           -           -               4              (11)
                                                 ----------------------------------------------------------------------

Balance - End of Period .....................        $ -         $ 4         $ 4           $ (78)           $ 572
                                                 ======================================================================

                                      OHIO EDISON CONSOLIDATING STATEMENTS OF CASH FLOWS
                                             For the Year Ended December 31, 2001
                                                       (In Millions $)

                                                         OHIO             PENN              OES              OES              OES
                                                        EDISON            POWER             FUEL           CAPITAL          FINANCE
                                                      ---------         ---------         -------         --------          --------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ........................................      $351              $41              $(1)             $ 7               $1
Adjustments to reconcile net income
   to net cash from operating activities:
   Provision for depreciation and amortization ....       368               57                -                -                -
   Nuclear fuel and lease amortization ............        33               17               42                -                -
   Undistributed subsidiary earnings ..............       (21)               -                -                -                -
   Deferred income taxes, net .....................       (55)             (11)               -                -                -
   Investment tax credits, net ....................       (10)              (3)               -                -                -
   Receivables ....................................       (48)               9                1               (6)               -
   Materials and supplies .........................        61                4                -                -                -
   Accounts payable ...............................       (67)             (12)               8                -                -
   Other ..........................................       (14)              (9)               -               (3)               -
                                                      ----------------------------------------------------------------------------
      Net cash provided from operating activities .       598               93               50               (2)               1
                                                      ----------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Preferred stock ................................         -                -                -                -                -
   Long-term debt .................................        80               31                -                -                -
Redemptions and repayments-
   Common stock ...................................         -                -                -                -                -
   Preferred stock ................................         5                -                -                -                -
   Long-term debt .................................       218               51               10                -                -
  Short-term borrowings ...........................        56                -               29                -                -
Dividend payments
   Common stock ...................................       226               27                -                -                -
   Preferred stock ................................        11                4                -                -                -
                                                      ----------------------------------------------------------------------------
      Net cash provided from (used for
     fiinancing activities ........................      (436)             (51)             (39)               -                -
                                                      ----------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions ................................        63               40               42                -                -
Other .............................................       111                5              (31)              (2)               -
                                                      ----------------------------------------------------------------------------
      Net cash used for investing activities ......       174               45               11               (2)               -
                                                      ----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS ......................      $(12)             $(3)            $  -              $ -               $1
                                                      ============================================================================

                                                            OE
                                                        FINANCING           OES            OES                         OHIO EDISON
                                                          TRUST          NUCLEAR       VENTURES      ELIMINATIONS     CONSOLIDATED
                                                      -------------     ---------      --------      ------------     ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income .......................................          $-            $ 3             $1            $(52)            $351
Adjustments to reconcile net income
   to net cash from operating activities:
   Provision for depreciation and amortization ...           -              -              -               -              425
   Nuclear fuel and lease amortization ...........           -              -              -             (47)              45
   Undistributed subsidiary earnings .............           -              -              -              21                -
   Deferred income taxes, net ....................           -              2              -               -              (64)
   Investment tax credits, net ...................           -              -              -               -              (13)
   Receivables ...................................           -              -              -             (17)             (61)
   Materials and supplies ........................           -              -              -               -               65
   Accounts payable ..............................           -              -              -              17              (54)
   Other .........................................           -              -              -               -              (26)
                                                    -----------------------------------------------------------------------------
      Net cash provided from operating activities            -              5              1             (78)             668
                                                    -----------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Preferred stock ...............................           -              -              -               -                -
   Long-term debt ................................           -              -              -               -              111
Redemptions and repayments-
   Common stock ..................................           -              -              -               -                -
   Preferred stock ...............................           -              -              -               -                5
   Long-term debt ................................           -              5              -             (52)             232
  Short-term borrowings ..........................           -              -              -             (15)              70
Dividend payments
   Common stock ..................................           -              -              -             (27)             226
   Preferred stock ...............................           -              -              -              (4)              11
                                                    -----------------------------------------------------------------------------
      Net cash provided from (used for
     fiinancing activities .......................           -             (5)             -              98             (433)
                                                    -----------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions ...............................           -              -              -               -              145
Other ............................................           -              -              -              21              104
                                                    -----------------------------------------------------------------------------
      Net cash used for investing activities .....           -              -              -              21              249
                                                    -----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS .....................          $-            $ -             $1            $ (1)            $(14)
                                                    =============================================================================


                                     CLEVELAND ILLUMINATING CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2001
                                                       (In Millions $)
                                                                                       CEI                             CLEVELAND
                                                   CLEVELAND        CENTERIOR        FINANCING                         ILLUMINATING
         ASSETS                                  ILLUMINATING        FUNDING           TRUST        ELIMINATIONS       CONSOLIDATED
                                                 ------------       ----------       ---------      ------------       ------------

CURRENT ASSETS:
Cash and cash equivalents ....................     $    -             $  -             $  -            $   -             $    -
Receivables
     Customers ...............................         18                -                -                -                 18
     Associated companies ....................         87                -                -              (12)                75
     Other ...................................        (25)             125                -                -                100
Notes receivable from associated companies ...          -                5                -               (5)                 -
Material and supplies
     Owned ...................................         20                -                -                -                 20
     Under consignment .......................         29                -                -                -                 29
Prepayments and other ........................         32                -                -                -                 32
                                                 -------------------------------------------------------------------------------
 .............................................        161              130                -              (17)               274
                                                 -------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT:
In service ...................................      4,071                -                -                -              4,071
Less--Accumulated provision for depreciation .      1,726                -                -                -              1,726
                                                 -------------------------------------------------------------------------------
 .............................................      2,345                -                -                -              2,345
Construction work in progress ................         88                -                -                -                 88
                                                 -------------------------------------------------------------------------------
 .............................................      2,433                -                -                -              2,433
                                                 -------------------------------------------------------------------------------

INVESTMENTS:
Capital trust investments ....................        476                -                -                -                476
Nuclear plant decommissioning trusts .........        212                -                -                -                212
Notes receivable from associated companies ...        104                -                -                -                104
Pension investments                                     -                -                -                -                  -
Other ........................................        132                -              103             (212)                23
                                                 -------------------------------------------------------------------------------
 .............................................        924                -              103             (212)               815
                                                 -------------------------------------------------------------------------------

DEFERRED CHARGES:
Regulatory assets ............................        874                -                -                -                874
Goodwill .....................................      1,371                -                -                -              1,371
Accumulated Deferred Income Taxes Assets .....          -                -                -                -                  -
Other ........................................         89                -                -                -                 89
                                                 -------------------------------------------------------------------------------
 .............................................      2,334                -                -                -              2,334
                                                 -------------------------------------------------------------------------------

TOTAL ASSETS .................................     $5,852             $130             $103            $(229)            $5,856
                                                 ===============================================================================


                                     CLEVELAND ILLUMINATING CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2001
                                                       (In Millions $)
                                                                                           CEI                          CLEVELAND
                                                           CLEVELAND      CENTERIOR     FINANCING                      ILLUMINATING
        LIABILITIES AND CAPITALIZATION                   ILLUMINATING      FUNDING        TRUST       ELIMINATIONS     CONSOLIDATED
                                                        -------------    ----------     ----------    ------------     ------------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock ..    $  527           $  -          $  -           $   -            $  527
Short-term borrowings .................................         -              -             -               -                 -
Notes payable to associated companies .................        97              6             -              (5)               98
Accounts payable
    Other .............................................        30              -             -               -                30
     Associated companies .............................        79             14             -             (12)               81
Accrued taxes .........................................       126              4             -               -               130
Accrued interest ......................................        57              -             -               -                57
Other .................................................        61              -             -               -                61
                                                        ---------------------------------------------------------------------------
 ......................................................       977             24             -             (17)              984
                                                        ---------------------------------------------------------------------------

CAPITALIZATION:
Common stockholders' equity ...........................     1,082            106             3            (109)            1,082
Preferred stock of consolidated subsidiaries--
     Not subject to mandatory redemption ..............       142              -             -               -               142
     Subject to mandatory redemption ..................         6              -             -               -                 6
Subsidiary-obligated mandatorily redeemable
     preferred securities .............................         -              -           100               -               100
Long-term debt ........................................     2,259              -             -            (103)            2,156
                                                        ---------------------------------------------------------------------------
 ......................................................     3,489            106           103            (212)            3,486
                                                        ---------------------------------------------------------------------------

DEFERRED CREDITS:
Accumulated deferred income taxes .....................       637              -             -               -               637
Accumulated deferred investment tax credits ...........        76              -             -               -                76
Nuclear plant decommissioning costs ...................       221              -             -               -               221
Other postretirement benefits .........................       231              -             -               -               231
Other .................................................       221              -             -               -               221
                                                        ---------------------------------------------------------------------------
 ......................................................     1,386              -             -               -             1,386
                                                        ---------------------------------------------------------------------------

TOTAL LIABILITIES AND CAPITALIZATION ..................    $5,852           $130          $103           $(229)           $5,856
                                                        ===========================================================================



                                       CLEVELAND ILLUMINATING CONSOLIDATING INCOME STATEMENT
                                                For the Year Ended December 31, 2001
                                                           (In Millions $)
                                                                                          CEI                        CLEVELAND ELEC
                                                         CLEVELAND      CENTERIOR      FINANCING                      ILLUMINATING
                                                        ILLUMINATING     FUNDING         TRUST       ELIMINATIONS     CONSOLIDATED
                                                        ------------    ---------      ---------     ------------    --------------

OPERATING REVENUES ................................        $2,061           $15            $0              $0            $2,076

EXPENSES:
Fuel and purchased power ..........................           768             -             -               -               768
Other operating expenses ..........................           431             -             -               -               431
Provision for depreciation and amortization .......           195             -             -               -               195
General taxes .....................................           145             -             -               -               145
Income  taxes .....................................           142             -             -               -               142
                                                           --------------------------------------------------------------------
   Total expenses .................................         1,681             -             -               -             1,681
                                                           --------------------------------------------------------------------
OPERATING INCOME ..................................           380            15             -               -               395

EQUITY IN SUBSIDIARY EARNINGS .....................             8             -             -              (8)                -
Other Income ......................................            31             -             -               -                31
Other income taxes ................................           (12)           (5)            -               -               (17)
                                                           --------------------------------------------------------------------
OTHER INCOME ......................................            27            (5)            -              (8)               14
                                                           --------------------------------------------------------------------

INCOME BEFORE NET INTEREST CHARGES ................           407            10             -              (8)              409

NET INTEREST CHARGES:
Interest expense ..................................           191             2             -               -               193
Capitalized interest ..............................            (3)            -             -               -                (3)
Subsidiaries' preferred stock dividends ...........             -             -             -               -                 -
                                                           --------------------------------------------------------------------
   Net interest charges ...........................           188             2             -               -               190
                                                           --------------------------------------------------------------------

NET INCOME ........................................           219             8             -              (8)              219
                                                           --------------------------------------------------------------------

PREFERRED STOCK
   DIVIDEND REQUIREMENTS ..........................            26             -             -               -                26
                                                           --------------------------------------------------------------------

EARNINGS AVAILABLE FOR COMMON .....................          $193            $8            $0             ($8)             $193
                                                           ====================================================================


                       CLEVELAND ILLUMINATING CONSOLIDATING STATEMENT OF RETAINED EARNINGS For the Year Ended
                                                          December 31, 2001
                                                           (In Millions $)
                                                                                        CEI                            CLEVELAND
                                                       CLEVELAND       CENTERIOR     FINANCING                       ILLUMINATING
                                                      ILLUMINATING      FUNDING        TRUST        ELIMINATIONS     CONSOLIDATED
                                                      ------------     ----------    ----------     ------------     ------------

Balance - Beginning of Period .....................      $ 133            $ 5            $ -           $ (5)            $ 133

Net Income ........................................        219              8              -             (8)              219
                                                      ---------------------------------------------------------------------------

   Subtotal .......................................        352             13              -            (13)              352

Common Stock Dividends Declared ...................       (176)            (6)             -              6              (176)

Preferred Stock Dividends Declared ................        (26)             -              -              -               (26)
                                                      ---------------------------------------------------------------------------

Balance - End of Period ...........................      $ 150            $ 7            $ -           $ (7)            $ 150
                                                      ===========================================================================

                                 CLEVELAND ILLUMINATING CONSOLIDATING STATEMENT OF CASH FLOWS
                                             For the Year Ended December 31, 2001
                                                       (In Millions $)
                                                                                            CEI                         CLEVELAND
                                                          CLEVELAND       CENTERIOR      FINANCING                    ILLUMINATING
                        ASSETS                           ILLUMINATING      FUNDING         TRUST       ELIMINATIONS   CONSOLIDATED
                                                        --------------    ----------     ----------    ------------   ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ........................................          $219            $  8           $  -         $ (8)           $219
Adjustments to reconcile net income
   to net cash from operating activities:
   Provision for depreciation and amortization ....           195               -              -            -             195
   Nuclear fuel and lease amortization ............            31               -              -            -              31
   Other amortization .............................           (14)              -              -            -             (14)
   Undistributed subsidiary earnings ..............             -               -              -            -               -
   Deferred income taxes, net .....................            47               -              -            -              47
   Investment tax credits, net ....................            (4)              -              -            -              (4)
   Receivables ....................................            22             (21)             -           30              31
   Materials and supplies .........................            16               -              -            -              16
   Accounts payable ...............................            12             (28)             -          (30)            (46)
   Other ..........................................          (117)              3              3            2            (109)
                                                       ---------------------------------------------------------------------------
      Net cash provided from operating activities .           407             (38)             3           (6)            366
                                                       ---------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Common stock ...................................             -              49              3          (52)              -
   Preferred stock ................................             -               -             97            -              97
   Long-term debt .................................             -               -              -            -               -
Redemptions and repayments-
   Common stock ...................................             -               -              -            -               -
   Preferred stock ................................            80               -              -            -              80
   Long-term debt .................................            74               -              -            -              74
  Short-term borrowings ...........................           (69)              5              -           (5)            (69)
Dividend payments
   Common stock ...................................           176               6              -           (6)            176
   Preferred stock ................................            28               -              -            -              28
                                                       ---------------------------------------------------------------------------
      Net cash provided from (used for
     fiinancing activities ........................          (289)             38            100          (41)           (192)

                                                       ---------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions ................................           156               -              -            -             156
Other .............................................           (35)              -            103          (47)             21
                                                       ---------------------------------------------------------------------------
      Net cash used for investing activities ......           121               -            103          (47)            177
                                                       ---------------------------------------------------------------------------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS ......................          $ (3)           $  -           $  -         $  -            $ (3)
                                                       ===========================================================================

                                          TOLEDO EDISON CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2001
                                                       (In Millions $)
                                                                     TOLEDO                                 TOLEDO
                                                    TOLEDO           EDISON                                 EDISON
         ASSETS                                     EDISON        CAPITAL CORP.      ELIMINATIONS        CONSOLIDATED
                                                ----------------- ----------------- ------------------ ----------------

CURRENT ASSETS:
Cash and cash equivalents ...................      $    -             $ -               $  -              $    -
Receivables
     Customers ..............................           6               -                  -                   6
     Associated companies ...................          65               -                  -                  65
     Other ..................................          10               -                  -                  10
Notes receivable from associated companies ..           6              25                (23)                  8
Material and supplies
     Owned ..................................          14               -                  -                  14
     Under consignment ......................          17               -                  -                  17
Prepayments and other .......................          14               -                  -                  14
                                                -----------------------------------------------------------------------
 ............................................         132              25                (23)                134
                                                -----------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT:
In service ..................................       1,579               -                  -               1,579
Less--Accumulated provision for depreciation          646               -                  -                 646
                                                -----------------------------------------------------------------------
 ............................................         933               -                  -                 933
Construction work in progress ...............          60               -                  -                  60
                                                -----------------------------------------------------------------------
 ............................................         993               -                  -                 993
                                                -----------------------------------------------------------------------

INVESTMENTS:
Capital trust investments ...................         259               3                  -                 262
Nuclear plant decommissioning trusts ........         156               -                  -                 156
Notes receivable from associated companies ..         162               -                  -                 162
Pension investments .........................           2               -                  -                   2
Other .......................................          27               -                (24)                  3
                                                -----------------------------------------------------------------------
 ............................................         606               3                (24)                585
                                                -----------------------------------------------------------------------

DEFERRED CHARGES:
Regulatory assets ...........................         389               -                  -                 389
Goodwill ....................................         446               -                  -                 446
Accumulated Deferred Income Taxes Assets ....           -               -                  -                   -
Other .......................................          28               -                 (3)                 25
                                                -----------------------------------------------------------------------
 ............................................         863               -                 (3)                860
                                                -----------------------------------------------------------------------

TOTAL ASSETS ................................      $2,594             $28               $(50)             $2,572
                                                =======================================================================

                                          TOLEDO EDISON CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2001
                                                       (In Millions $)
                                                                             TOLEDO                                  TOLEDO
                                                           TOLEDO            EDISON                                  EDISON
        LIABILITIES AND CAPITALIZATION                     EDISON         CAPITAL CORP.        ELIMINATIONS        CONSOLIDATED
                                                           -------        -------------        ------------        ------------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock .... $  348               $ -                  $-               $  348
Short-term borrowings ...................................      -                 -                   -                    -
Notes payable to associated companies ...................     40                 -                 (23)                  17
Accounts payable
    Other ...............................................     27                 -                   -                   27
     Associated companies ...............................     54                 -                   -                   54
Accrued taxes ...........................................     40                 -                   -                   40
Accrued interest ........................................     20                 -                   -                   20
Other ...................................................     40                 -                   -                   40
                                                          ------------------------------------------------------------------
 ........................................................    569                 -                 (23)                 546
                                                          ------------------------------------------------------------------

CAPITALIZATION:
Common stockholders' equity .............................    638                27                 (27)                 638
Preferred stock of consolidated subsidiaries--
     Not subject to mandatory redemption ................    126                 -                   -                  126
     Subject to mandatory redemption ....................      -                 -                   -                    -
Subsidiary-obligated mandatorily redeemable
     preferred securities ...............................      -                 -                   -                    -
Long-term debt ..........................................    646                 -                   -                  646
                                                          ------------------------------------------------------------------
 ........................................................  1,410                27                 (27)               1,410
                                                          ------------------------------------------------------------------

DEFERRED CREDITS:
Accumulated deferred income taxes .......................    213                 -                   -                  213
Accumulated deferred investment tax credits .............     31                 -                   -                   31
Nuclear plant decommissioning costs .....................    162                 -                   -                  162
Other postretirement benefits ...........................    121                 -                   -                  121
Other ...................................................     88                 1                   -                   89
                                                          ------------------------------------------------------------------
 ........................................................    615                 1                   -                  616
                                                            ------------------------------------------------------------------

TOTAL LIABILITIES AND CAPITALIZATION .................... $2,594               $28                $(50)              $2,572
                                                          ==================================================================


                                         TOLEDO EDISON CONSOLIDATING INCOME STATEMENT
                                             For the Year Ended December 31, 2001
                                                       (In Millions $)

                                                               TOLEDO                       TOLEDO
                                                TOLEDO         EDISON                       EDISON
                                                EDISON       CAPITAL CORP.  ELIMINATIONS   CONSOLIDATED
                                              ---------------------------------------------------------
OPERATING REVENUES                             $1,095             $-            $-           $1,095

EXPENSES:
Fuel and purchased power                          457              -             -              457
Other operating expenses                          313              -             -              313
Provision for depreciation and amortization       130              -             -              130
General taxes                                      58              -             -               58
Income  taxes                                      31              -             -               31
                                              ------------------------------------------------------
   Total expenses                                 989              -             -              989
                                              ------------------------------------------------------

OPERATING INCOME                                  106              -             -              106

EQUITY IN SUBSIDIARY EARNINGS                       -              -             -                -
Other Income                                       24              -             -               24
Other income taxes                                 (9)             -             -               (9)
                                              ------------------------------------------------------
OTHER INCOME                                       15              -             -               15
                                              ------------------------------------------------------

INCOME BEFORE NET INTEREST CHARGES                121              -             -              121

NET INTEREST CHARGES:
Interest expense                                   62              -             -               62
Capitalized interest                               (4)             -             -               (4)
Subsidiaries' preferred stock dividends             -              -             -                -
                                              ------------------------------------------------------
   Net interest charges                            58              -             -               58
                                              ------------------------------------------------------

NET INCOME                                         63              -             -               63

                                              -----------------------------------------------------
PREFERRED STOCK
   DIVIDEND REQUIREMENTS                           16              -             -               16

                                              -----------------------------------------------------
EARNINGS AVAILABLE FOR COMMON                  $   47             $-            $-           $   47
                                              ======================================================


                                  TOLEDO EDISON CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                             For the Year Ended December 31, 2001
                                                       (In Millions $)

                                                                        TOLEDO                                        TOLEDO
                                                   TOLEDO               EDISON                                        EDISON
                                                   EDISON            CAPITAL CORP.          ELIMINATIONS            CONSOLIDATED
                                                   ------            -------------          ------------            ------------

Balance - Beginning of Period .................    $  81                  $ -                   $ -                   $  81

Net Income ....................................       63                    -                     -                      63
                                                   -----------------------------------------------------------------------------

   Subtotal ...................................      144                    -                     -                     144

Common Stock Dividends Declared ...............      (15)                   -                     -                     (15)

Preferred Stock Dividends Declared ............      (16)                   -                     -                     (16)
                                                   -----------------------------------------------------------------------------

Balance - End of Period .......................    $ 113                  $ -                   $ -                   $ 113
                                                   =============================================================================

                                     TOLEDO EDISON CONSOLIDATING STATEMENT OF CASH FLOWS
                                             For the Year Ended December 31, 2001
                                                       (In Millions $)
                                                                                TOLEDO                               TOLEDO
                                                             TOLEDO             EDISON                               EDISON
                        ASSETS                               EDISON          CAPITAL CORP.     ELIMINATIONS       CONSOLIDATED
                                                          ------------      --------------     -------------      --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income .............................................     $ 64                $-                 $-               $ 64
Adjustments to reconcile net income
   Provision for depreciation and amortization .........      130                 -                  -                130
   Nuclear fuel and lease amortization .................       22                 -                  -                 22
   Other amortization ..................................        -                 -                  -                  -
   Undistributed subsidiary earnings ...................        -                 -                  -                  -
   Deferred income taxes, net ..........................       12                 -                  -                 12
   Investment tax credits, net .........................       (4)                -                  -                 (4)
   Receivables .........................................      (10)                -                  -                (10)
   Materials and supplies ..............................        8                 -                  -                  8
   Accounts payable ....................................       20                 -                  -                 20
   Other ...............................................      (52)                -                  -                (52)
                                                          ----------------------------------------------------------------
      Net cash provided from operating activities ......      190                 -                  -                190
                                                          ----------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Preferred stock .....................................        -                 -                  -                  -
   Long-term debt ......................................        -                 -                  -                  -
Redemptions and repayments-
   Common stock ........................................        -                 -                  -                  -
   Preferred stock .....................................        -                 -                  -                  -
   Long-term debt ......................................       42                 -                  -                 42
  Short-term borrowings ................................       25                 -                  -                 25
Dividend payments
   Common stock ........................................       15                 -                  -                 15
   Preferred stock .....................................       16                 -                  -                 16
                                                          ----------------------------------------------------------------
      Net cash provided from (used for
     fiinancing activities .............................      (98)                -                  -                (98)
                                                          ----------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions .....................................      112                 -                  -                112
Other ..................................................      (19)                -                  -                (19)
                                                          ----------------------------------------------------------------
      Net cash used for investing activities ...........       93                 -                  -                 93
                                                          ----------------------------------------------------------------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS ...........................     $ (1)               $-                 $-               $ (1)
                                                          ================================================================


                                   Jersey Central Power & Light Company and Subsidiary Companies
                                                    Consolidating Balance Sheet
                                                         December 31, 2001

                                                                     Jersey Central Power
                                                                          & Light Company        Eliminations     Jersey Central
                                                                    and Subsidiary Companies         and          Power & Light
                                                                           Consolidated          Adjustments         Company
                                                                    ------------------------    -------------     -------------
                    ASSETS
UTILITY PLANT:
   In Service ....................................................   $   3,431,823,298.20                       $ 3,431,823,298.20
   Less - Accumulated Provision For Depreciation..................      (1,313,259,339.23)                       (1,313,259,339.23)
                                                                      --------------------                       -----------------
Net Utility Plant excluding CWIP .................................       2,118,563,958.97                         2,118,563,958.97
Construction Work In Progress:
   Electric Plant ................................................          60,482,300.25                            60,482,300.25
                                                                        -----------------                        -----------------
Total Construction Work In Progress ..............................          60,482,300.25                            60,482,300.25
                                                                        -----------------                        -----------------
Net Utility Plant ................................................       2,179,046,259.22                         2,179,046,259.22
                                                                        -----------------                        -----------------
OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust ...........................         114,899,155.16                           114,899,155.16
   Nuclear Fuel Disposal Trust ...................................         137,098,354.47                           137,098,354.47
   Long-term Notes Receivable from Associated Company.............          20,333,405.96  $   (141,752,578.00)      20,333,405.96
   Investments in Subsidiaries ...................................                   2.00       (20,732,190.78)      16,866,113.78
   Nonutility Plant, Net .........................................           2,127,716.00                             2,127,716.00
   Other .........................................................           4,514,780.59                             4,514,780.59
                                                                      -------------------   ------------------   -----------------
      Total Other Property & Investments .........................         278,973,414.18      (162,484,768.78)     295,839,525.96
                                                                      -------------------   ------------------   -----------------
CURRENT ASSETS:
   Cash and Cash Equivalents .....................................          31,423,659.68                            31,422,912.96
   Receivables:
      Customers ..................................................         226,392,423.68                           226,392,423.68
      Associated Companies .......................................           6,411,888.14        (2,383,747.49)       8,531,251.35
      Other ......................................................          20,729,030.74                            20,729,030.74
   Materials & Supplies:
      Owned ......................................................           1,348,046.46                             1,348,046.46
   Prepayments and Other .........................................          16,569,464.91                            16,569,464.91
                                                                      -------------------   ------------------   -----------------
      Total Current Assets .......................................         302,874,513.61        (2,383,747.49)     304,993,130.10
                                                                      -------------------   ------------------   -----------------
DEFERRED CHARGES:
   Goodwill ......................................................       1,926,525,637.00                         1,926,275,637.00
   Regulatory Assets:
      Customer Receivables for Future Income Taxes................          52,410,863.55                            52,410,863.55
      Societal Benefits Charge ...................................         166,607,207.89                           166,607,207.89
      Unamortized Loss on Reaquired Debt .........................          19,283,350.09                            19,283,350.09
      T & D Postretirement Benefits ..............................          36,525,305.52                            36,525,305.52
      Regulatory Transition Charge ...............................       2,844,695,891.91                         2,844,695,891.91
      Property Losses and Unrecovered Plant ......................         104,121,078.36                           104,121,078.36
      All Other ..................................................         101,160,962.54                           101,160,962.54
   Other .........................................................          27,773,872.81                            27,773,872.81
                                                                      -------------------                        -----------------
      Total Deferred Charges .....................................       5,279,104,169.67                         5,278,854,169.67
                                                                      -------------------   ------------------   -----------------
         TOTAL ASSETS ............................................   $   8,039,998,356.68  $   (164,868,516.27) $ 8,058,733,084.95
                                                                      ===================   ==================   =================


                                                                             JCP&L                 JCP&L
                                                                     Preferred Capital, Inc.   Capital, L.P.
                                                                     -----------------------   -------------
                    ASSETS
UTILITY PLANT:
   In Service ....................................................
   Less - Accumulated Provision For Depreciation..................
Net Utility Plant excluding CWIP .................................
Construction Work In Progress:
   Electric Plant ................................................
Total Construction Work In Progress ..............................
Net Utility Plant ................................................

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust ...........................
   Nuclear Fuel Disposal Trust ...................................
   Long-term Notes Receivable from Associated Company.............     $    12,886,598.00   $   128,865,980.00
   Investments in Subsidiaries ...................................           3,866,079.00
   Nonutility Plant, Net .........................................
      Other ......................................................
                                                                        -----------------    -----------------
        Total Other Property & Investments .......................          16,752,677.00       128,865,980.00
                                                                        -----------------    -----------------

CURRENT ASSETS:
   Cash and Cash Equivalents .....................................                 628.29               118.43
   Receivables:
      Customers ..................................................
      Associated Companies .......................................             264,403.71               (19.43)
      Other ......................................................
   Materials & Supplies:
      Owned ......................................................
      Prepayments and Other ......................................
                                                                        -----------------    -----------------
        Total Current Assets .....................................             265,032.00                99.00
                                                                        -----------------    -----------------

DEFERRED CHARGES:
   Goodwill ......................................................                                  250,000.00
      Regulatory Assets:
      Customer Receivables for Future Income Taxes................
      Societal Benefits Charge ...................................
      Unamortized Loss on Reaquired Debt .........................
      T & D Postretirement Benefits ..............................
      Regulatory Transition Charge ...............................
      Property Losses and Unrecovered Plant ......................
      All Other ..................................................
   Other .........................................................
                                                                                             -----------------
        Total Deferred Charges....................................                                  250,000.00
                                                                        -----------------    -----------------
          TOTAL ASSETS ...........................................     $    17,017,709.00   $   129,116,079.00

                                                                        =================    =================

The notes to the consolidated  financial  statements of Jersey Central Power & Light Company,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2001,  are an integral part of the  consolidating  financial statements.



                                   Jersey Central Power & Light Company and Subsidiary Companies
                                                   Consolidating Balance Sheet
                                                        December 31, 2001

                                                                       Jersey Central Power
                                                                          & Light Company        Eliminations     Jersey Central
                                                                     and Subsidiary Companies        and          Power & Light
                                                                          Consolidated           Adjustments         Company
                                                                     -----------------------    -------------     -------------
         CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock ...............................................     $   153,712,700.00   $        (1,000.00)  $   153,712,700.00
      Other Paid-In Capital ......................................       2,981,117,001.00       (20,681,115.63)    2,981,117,001.00
      Accumulated Other Comprehensive Income/(Loss)...............            (472,015.00)                              (472,015.00)
      Retained Earnings ..........................................          29,343,203.17           (50,075.15)       29,343,203.17
                                                                        ------------------    -----------------   -----------------
      Total Common Stockholder's Equity ..........................       3,163,700,889.17       (20,732,190.78)    3,163,700,889.17
   Preferred Stock:
      Not Subject to Mandatory Redemption ........................          12,648,750.00                             12,648,750.00
      Subject to Mandatory Redemption ............................          44,868,024.00                             44,868,024.00
      Company Obligated Mandatorily Redeemable
        Preferred Securities......................................         125,250,000.00
   Long-Term Debt ................................................       1,224,001,312.96      (128,865,980.00)    1,352,867,292.96
                                                                        -----------------    -----------------    -----------------
      Total Capitalization .......................................       4,570,468,976.13      (149,598,170.78)    4,574,084,956.13
                                                                        -----------------    -----------------    -----------------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt and Preferred Stock ..........          60,848,021.62                             60,848,021.62
   Accounts Payable:
      Associated Companies .......................................         171,168,071.21        (2,383,747.49)      173,551,818.70
      Other ......................................................          89,739,144.20                             89,739,144.20
   Notes Payable:
      Associated Companies .......................................          18,148,950.60       (12,886,598.00)       31,035,548.60
   Accrued Taxes .................................................          35,783,244.20                             35,630,178.98
   Accrued Interest ..............................................          25,536,071.49                             25,537,539.49
   Other .........................................................          79,588,670.06                             79,588,670.06
                                                                        -----------------    -----------------    -----------------
Total Current Liabilities ........................................         480,812,173.38       (15,270,345.49)      495,930,921.65
                                                                        -----------------    -----------------    -----------------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes .............................         514,215,867.98                            514,215,867.98
   Accumulated Deferred Investment Tax Credits ...................          13,489,979.00                             13,489,979.00
   Power Purchase Contract Loss Liability ........................       1,968,822,626.00                          1,968,822,626.00
   Nuclear Fuel Disposal Fee .....................................         163,376,673.01                            163,376,673.01
   Nuclear Plant Decommissioning Costs ...........................         137,424,246.18                            137,424,246.18
   Pensions & Other Postretirement Benefits ......................           1,987,134.98                              1,987,134.98
   Other .........................................................         189,400,680.02                            189,400,680.02
                                                                        -----------------                         -----------------

Total Deferred Credits ...........................................       2,988,717,207.17                          2,988,717,207.17
                                                                        -----------------                         -----------------

                                                                        -----------------    -----------------    -----------------
      TOTAL CAPITALIZATION & LIABILITIES .........................     $ 8,039,998,356.68   $  (164,868,516.27)  $ 8,058,733,084.95
                                                                        =================    =================    =================


         CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
                                                                             JCP&L                   JCP&L
                                                                     Preferred Capital, Inc.     Capital, L.P.
                                                                     -----------------------     -------------
      Common Stock ...............................................      $        1,000.00
      Other Paid-In Capital ......................................          16,815,036.63     $   3,866,079.00
      Accumulated Other Comprehensive Income/(Loss)...............
      Retained Earnings ...................... ...................              50,075.15
                                                                         ----------------      ---------------
      Total Common Stockholder's Equity ..........................          16,866,111.78         3,866,079.00
   Preferred Stock:
      Not Subject to Mandatory Redemption ........................
      Subject to Mandatory Redemption ............................
      Company Obligated Mandatorily Redeemable
        Preferred Securities......................................
   Long-Term Debt ................................................                              125,250,000.00
                                                                         ----------------      ---------------
      Total Capitalization .......................................          16,866,111.78       129,116,079.00
                                                                         ----------------      ---------------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt and Preferred Stock ..........
   Accounts Payable:
      Associated Companies .......................................
      Other ......................................................
   Notes Payable:
      Associated Companies .......................................
   Accrued Taxes .................................................             153,065.22
   Accrued Interest ..............................................              (1,468.00)
   Other .........................................................
                                                                         ----------------      ---------------
Total Current Liabilities ........................................             151,597.22
                                                                         ----------------      ---------------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes .............................
   Accumulated Deferred Investment Tax Credits ...................
   Power Purchase Contract Loss Liability ........................
   Nuclear Fuel Disposal Fee .....................................
   Nuclear Plant Decommissioning Costs ...........................
   Pensions & Other Postretirement Benefits ......................
   Other .........................................................

                                                                         ----------------      ---------------
Total Deferred Credits ...........................................

                                                                         ----------------      ---------------

                                                                         ----------------      ---------------
      TOTAL CAPITALIZATION & LIABILITIES .........................      $   17,017,709.00     $ 129,116,079.00
                                                                         ================      ===============

The notes to the consolidated  financial  statements of Jersey Central Power & Light Company,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2001,  are an integral part of the  consolidating  financial statements.


                                   Jersey Central Power & Light Company and Subsidiary Companies
                                                Consolidating Statement of Income
                                  For the Period from November 7, 2001 through December 31, 2001


                                                    Jersey Central Power
                                                      & Light Company           Eliminations            Jersey Central
                                                   and Subsidiary Companies         and                  Power & Light
                                                        Consolidated            Adjustments                 Company
                                                   ------------------------    -------------           ----------------

OPERATING REVENUES ...............................    $   282,902,262.64                               $ 282,902,262.64
OPERATING EXPENSES AND TAXES:
   Fuel ..........................................            225,656.00                                     225,656.00
   Purchased Power ...............................        135,897,068.12                                 135,897,068.12
   Other Operating Costs .........................         40,670,116.95                                  40,670,116.95
                                                       -----------------                                ---------------
     Total Operating and Maintenance Expenses             176,792,841.07                                 176,792,841.07

   Provision for Depreciation & Amortization               35,123,624.56                                  35,123,624.56
   General Taxes .................................          8,918,929.66                                   8,918,929.66
   Income Taxes ..................................         18,399,952.32     $      53,692.32             18,346,260.00
                                                       -----------------      ---------------           ---------------
      Total Operating Expenses and Taxes .........        239,235,347.61            53,692.32            239,181,655.29

OPERATING INCOME .................................         43,666,915.03           (53,692.32)            43,720,607.35

   Other Income ..................................          3,536,202.78        (1,882,213.59)             3,600,535.12
   Equity Earnings................................                                (149,353.51)                99,714.33
   Other Income Deductions .......................           (649,339.20)                                   (589,529.20)
   Taxes - Other Income & Deductions .............         (1,701,347.00)           53,692.32             (1,701,347.00)
                                                       -----------------        -------------           ---------------
OTHER INCOME .....................................          1,185,516.58        (1,977,874.78)             1,409,373.25

INCOME BEFORE NET INTEREST CHARGES ...............         44,852,431.61        (2,031,567.10)            45,129,980.60

NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends ..............          1,605,000.60         1,605,000.60
   Interest On Long-Term Debt ....................         14,233,766.79                                  14,233,766.79
   Allowance for Borrowed Funds Used During
     Construction and Capitalized Interest........            135,051.37                                     135,051.37
   Deferred Interest Income ......................         (2,243,216.66)                                 (2,243,216.66)
   Other Interest Expense ........................          1,080,330.05        (1,882,213.59)             2,962,879.64
                                                       -----------------        -------------           ---------------
      Net Interest Charges .......................         14,810,932.15          (277,212.99)            15,088,481.14

NET INCOME .......................................         30,041,499.46        (1,754,354.11)            30,041,499.46
Preferred Stock Dividend Requirements ............           (698,296.29)        1,605,000.60               (698,296.29)
                                                       -----------------        -------------           ---------------
EARNINGS ON COMMON STOCK .........................    $    29,343,203.17       $  (149,353.51)         $  29,343,203.17
                                                       =================        =============           ===============


                                                              JCP&L                   JCP&L
                                                     Preferred Capital, Inc.      Capital, L.P.
                                                     -----------------------      -------------

OPERATING REVENUES ...............................
OPERATING EXPENSES AND TAXES:
   Fuel ..........................................
   Purchased Power ...............................
   Other Operating Costs .........................
     Total Operating and Maintenance Expenses.....

   Provision for Depreciation & Amortization .....
   General Taxes .................................
   Income Taxes ..................................
      Total Operating Expenses and Taxes .........

OPERATING INCOME .................................

   Other Income ..................................    $     163,241.47         $   1,654,639.78
   Equity Earnings ...............................           49,639.18
   Other Income Deductions ......................           (59,810.00)
   Taxes - Other Income & Deductions .............          (53,692.32)
                                                       ---------------          ---------------
OTHER INCOME .....................................           99,378.33             1,654,639.78

INCOME BEFORE NET INTEREST CHARGES ...............           99,378.33             1,654,639.78

NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends ..............
   Interest On Long-Term Debt ....................
   Allowance for Borrowed Funds Used During
       Construction and Capitalized Interest......
   Deferred Interest Income ......................
   Other Interest Expense ........................             (336.00)
                                                       ---------------          ---------------
      Net Interest Charges .......................             (336.00)

NET INCOME .......................................           99,714.33             1,654,639.78
Preferred Stock Dividend Requirements ............                                (1,605,000.60)
                                                       ---------------          ---------------
EARNINGS ON COMMON STOCK .........................    $      99,714.33         $      49,639.18
                                                       ===============          ===============

The notes to the consolidated  financial  statements of Jersey Central Power & Light Company,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2001,  are an integral part of the  consolidating  financial statements.


                                   Jersey Central Power & Light Company and Subsidiary Companies
                                         Consolidating Statement of Comprehensive Income
                                  For the Period from November 7, 2001 through December 31, 2001


                                                            Jersey Central Power
                                                                & Light Company           Eliminations            Jersey Central
                                                           and Subsidiary Companies           and                 Power & Light
                                                                Consolidated               Adjustments               Company
                                                           ------------------------       ------------           ---------------

Net Income .....................................                $30,041,499.46           $(1,754,354.11)        $30,041,499.46

Other comprehensive loss, net of tax:

Unrealized loss on derivative instruments ......                   (472,015.00)                                    (472,015.00)
                                                                 -------------                                   -------------

          Total other comprehensive loss........                   (472,015.00)                                    (472,015.00)
                                                                 -------------            -------------          -------------

Comprehensive Income ...........................                $29,569,484.46           $(1,754,354.11)        $29,569,484.46
                                                                 =============            =============          =============


                                                                     JCP&L                    JCP&L
                                                             Preferred Capital, Inc.      Capital, L.P.
                                                             -----------------------      -------------

Net Income .....................................                $    99,714.33            $1,654,639.78

Other comprehensive loss, net of tax:

Unrealized loss on derivative instruments ......

          Total other comprehensive loss.. .....
                                                                 -------------             ------------
Comprehensive Income ...........................                $    99,714.33            $1,654,639.78
                                                                 =============             ============

The notes to the consolidated  financial  statements of Jersey Central Power & Light Company,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2001,  are an integral part of the  consolidating  financial statements.

                                   Jersey Central Power & Light Company and Subsidiary Companies
                                           Consolidating Statement of Retained Earnings
                                  For the Period from November 7, 2001 through December 31, 2001

                                                        Jersey Central Power
                                                            & Light Company                Eliminations           Jersey Central
                                                       and Subsidiary Companies                and                 Power & Light
                                                             Consolidated                  Adjustments              Company
                                                       ------------------------            -----------          ---------------


Balance at beginning of period........................     $            -                 $            -        $            -

       Net income ....................................      30,041,499.46                  (1,754,354.11)        30,041,499.46

       Partnership distributions .....................                                         49,639.18

       Cash dividends declared on common stock .......                                         49,639.18

       Cash dividends on cumulative preferred stock...        (698,296.29)                  1,605,000.60           (698,296.29)
                                                            -------------                   ------------         -------------

Balance at end of period..............................     $29,343,203.17                 $   (50,075.15)       $29,343,203.17
                                                            =============                   ============         =============


                                                                 JCP&L                       JCP&L
                                                         Preferred Capital, Inc.          Capital, L.P
                                                         -----------------------          ------------

Balance at beginning of period........................     $            -                $             -

       Net income ....................................          99,714.33                   1,654,639.78

       Partnership distributions .....................                                        (49,639.18)

       Cash dividends declared on common stock .......         (49,639.18)

       Cash dividends on cumulative preferred stock...                                     (1,605,000.60)
                                                            -------------                 --------------

Balance at end of period..............................     $    50,075.15                $             -
                                                            =============                 ==============

The notes to the consolidated  financial  statements of Jersey Central Power & Light Company,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2001,  are an integral part of the  consolidating  financial statements.



                                   Jersey Central Power & Light Company and Subsidiary Companies
                                               Consolidating Statement of Cash Flows
                                  For the Period from November 7, 2001 through December 31, 2001
                                  --------------------------------------------------------------

                                                               Jersey Central Power
                                                                 & Light Company             Eliminations        Jersey Central
                                                              and Subsidiary Companies           and              Power & Light
                                                                   Consolidated              Adjustments             Company
                                                              ------------------------       ------------        --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income ..................................................      $30,041,499.46          $(1,754,354.11)       $30,041,499.46
Adjustments to reconcile net cash from operating activities:
          Equity in earnings of subsidiary ..................                                  149,353.51            (99,714.33)
          Provision for depreciation and amortization .......       35,123,624.56                                 35,123,624.56
          Other amortization ................................        1,360,033.00                                  1,360,033.00
          Deferred costs, net ...............................      (25,471,620.00)                               (25,471,620.00)
          Deferred income taxes, net ........................        5,608,692.00                                  5,608,692.00
          Investment tax credits, net .......................         (539,617.00)                                  (539,617.00)
          Receivables .......................................        7,049,621.00              163,241.47          4,930,257.79
          Materials & Supplies ..............................            2,140.00                                      2,140.00
          Accounts Payable ..................................       (5,059,883.00)            (163,241.47)        (2,883,088.32)
          Other .............................................       20,563,731.95                                 20,556,375.63
                                                                    -------------           -------------         -------------
                  Net cash provided by operating activities .       68,678,221.97           (1,605,000.60)        68,628,582.79
                                                                    -------------           -------------         -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Redemptions and Repayments -
          Long-term debt ....................................       40,000,000.00                                 40,000,000.00
          Short-term borrowings, net ........................        1,851,049.00                                  1,851,049.00
Dividend Payments -
          Preferred stock ...................................          698,296.00           (1,605,000.60)           698,296.00
          Partnership distribution - internal ...............
          Common stock - internal ...........................                                                        (49,639.18)
                                                                    -------------           -------------         -------------
                  Net cash used for financing activities ....       42,549,345.00           (1,605,000.60)        42,499,705.82
                                                                    -------------           -------------         -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions ..........................................       21,487,618.00                                 21,487,618.00
Capital trust investments ...................................          202,629.00                                    202,629.00
Other .......................................................        1,077,232.00                                  1,077,232.00
                                                                    -------------                                 -------------
                  Net cash used for investing activities ....       22,767,479.00                                 22,767,479.00
                                                                    -------------                                 -------------

Net increase in cash and cash equivalents ...................        3,361,397.97                                  3,361,397.97
Cash and cash equivalents, beginning of period ..............       28,062,261.71                                 28,061,514.99
                                                                    -------------                                 -------------
Cash and cash equivalents, end of period ....................      $31,423,659.68                                $31,422,912.96
                                                                    =============                                 =============

SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
                  Interest ..................................      $ 4,787,154.00          $(1,882,213.59)       $ 6,669,367.59
                                                                    =============           =============         =============
                  Income taxes paid .........................      $20,586,000.00                                $20,540,000.00
                                                                    =============                                 =============



                                                                        JCP&L                  JCP&L
                                                                Preferred Capital, Inc.     Capital, L.P.
                                                                -----------------------    -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income ..................................................     $   99,714.33             $1,654,639.78
Adjustments to reconcile net cash from operating activities:
        Equity in earnings of subsidiary ....................        (49,639.18)
        Provision for  depreciation and amortization.........
        Other  amortization..................................
        Deferred costs, net..................................
        Deferred income taxes, net...........................
        Investment tax credits, net..........................
        Receivables .........................................      1,956,102.31                     19.43
        Materials & Supplies.................................
        Accounts Payable ....................................     (2,013,533.78)                   (19.43)
        Other ...............................................          7,356.32
                                                                   ------------              ------------
               Net cash provided by operating activities ....              0.00              1,654,639.78
                                                                   ------------              ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Redemptions and Repayments -
        Long-term debt.......................................
        Short-term borrowings, net...........................
Dividend Payments -
        Preferred stock .....................................                                1,605,000.60
        Partnership distribution - internal .................        (49,639.18)                49,639.18
        Common stock - internal .............................         49,639.18
                                                                   ------------              ------------
               Net cash used for financing activities .......              0.00              1,654,639.78
                                                                   ------------              ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions...........................................
Capital trust investments....................................
Other........................................................

               Net cash used for investing activities........


Net increase in cash and cash equivalents....................
Cash and cash equivalents, beginning of period ..............            628.29                   118.43
                                                                   ------------              -----------
Cash and cash equivalents, end of period ....................     $      628.29             $     118.43
                                                                   ============              ===========

SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
               Interest .....................................

               Income taxes paid ............................     $   46,000.00
                                                                   ============


The notes to the consolidated  financial  statements of Jersey Central Power & Light Company,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2001,  are an integral part of the  consolidating  financial statements.



                                       Metropolitan Edison Company and Subsidiary Companies
                                                    Consolidating Balance Sheet
                                                         December 31, 2001


                                                          Metropolitan
                                                         Edison Company
                                                         and Subsidiary      Eliminations                          Met-Ed
                                                            Companies            and          Metropolitan       Preferred
                                                          Consolidated       Adjustments     Edison Company   Capital II, Inc.
                                                         --------------      ------------    --------------   ---------------
                         ASSETS
UTILITY PLANT:
   In Service                                          $1,609,973,763.18                  $1,582,318,803.04
   Less - Accumulated Provision For Depreciation ......  (530,006,181.18)                   (520,042,321.23)
                                                        ----------------                   ----------------
Net Utility Plant excluding CWIP ...................... 1,079,967,582.00                   1,062,276,481.81
Construction Work In Progress:
   Electric Plant .....................................    14,291,271.07                      14,291,271.07
                                                        ----------------                   ----------------
Total Construction Work In Progress ...................    14,291,271.07                      14,291,271.07
                                                        ----------------                   ----------------
Net Utility Plant ..................................... 1,094,258,853.07                   1,076,567,752.88
                                                        ----------------                   ----------------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust ................   157,698,564.26                     157,698,564.26
   Long-term Notes Receivable from Associated
     Companies .. .....................................    12,417,665.93 $(203,092,800.00)    12,417,665.93
   Investments in Subsidiaries ........................             1.00   (28,393,674.24)    25,299,875.24    $3,093,800.00
   Nonutility Plant, Net ..............................     1,336,289.56                       1,336,289.56
   Other ..............................................    12,055,187.80                      12,055,187.80
                                                        ----------------  ---------------  ----------------     ------------
      Total Other Property & Investments ..............   183,507,708.55  (231,486,474.24)   208,807,582.79     3,093,800.00
                                                        ----------------  ---------------  ----------------     ------------

CURRENT ASSETS:
   Cash and Cash Equivalents ..........................    25,274,003.33                      24,658,353.47         1,000.00
   Receivables:
      Customers .......................................   112,256,519.10                     112,256,519.10
      Associated Companies ............................     8,718,211.10   (16,120,061.00)    14,066,709.18      (112,490.00)
      Other ...........................................    16,675,439.05                      16,624,325.69
   Prepayments and Other ..............................    12,239,112.31                      12,239,112.31
                                                        ----------------  ---------------  ----------------     ------------
      Total Current Assets ............................   175,163,284.89   (16,120,061.00)   179,845,019.75      (111,490.00)
                                                        ----------------  ---------------  ----------------     ------------

DEFERRED CHARGES:
   Goodwill ...........................................   784,442,755.00                     792,242,755.00
   Regulatory Assets:
      Customer Receivables for Future Income Taxes.....   110,900,198.00                     110,900,198.00
      Deferred Cost for Provider of Last Resort
        Obligation ....................................    32,697,535.00                      32,697,535.00
      Unamortized Loss on Reaquired Debt ..............     4,798,708.59                       4,798,708.59
      T & D Postretirement Benefits ...................    21,437,328.00                      21,437,328.00
      Regulatory Transition Charge .................... 1,115,857,098.48                   1,115,857,098.48
      All Other .......................................    34,720,746.32                      34,720,746.32
   Other ..............................................    49,401,534.78                      49,401,534.78
                                                        ----------------                   ----------------
      Total Deferred Charges .......................... 2,154,255,904.17                   2,162,055,904.17
                                                        ----------------  ---------------  ----------------     ------------
         TOTAL ASSETS .................................$3,607,185,750.68 $(247,606,535.24)$3,627,276,259.59    $2,982,310.00
                                                        ================  ===============  ================     ============


                                                                    Met-Ed           Met-Ed         York Haven
                                                                 Capital II,L.P   Capital Trust    Power Company
                                                                 ---------------  -------------    ---------------
ASSETS
UTILITY PLANT:
   In Service ............................................                                        $ 27,654,960.14
   Less - Accumulated Provision For Depreciation .........                                          (9,963,859.95)
                                                                                                   --------------

Net Utility Plant excluding CWIP .........................                                          17,691,100.19
Construction Work In Progress:
   Electric Plant ........................................
Total Construction Work In Progress ......................
                                                                                                   --------------
Net Utility Plant                                                                                   17,691,100.19
                                                                                                   --------------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust ...................
   Long-term Notes Receivable from Associated Companies...     $103,092,800.00  $100,000,000.00
   Investments in Subsidiaries ...........................
   Nonutility Plant, Net .................................
   Other .................................................
                                                                --------------   --------------
      Total Other Property & Investments .................      103,092,800.00   100,000,000.00
                                                                --------------   --------------

CURRENT ASSETS:
   Cash and Cash Equivalents .............................            1,000.00                         613,649.86
   Receivables:
      Customers ..........................................
      Associated Companies ...............................                                          10,884,052.92
      Other ..............................................                                              51,113.36
   Prepayments and Other .................................

                                                                --------------                     --------------
      Total Current Assets ...............................            1,000.00                      11,548,816.14
                                                                --------------                     --------------

DEFERRED CHARGES:
   Goodwill ..............................................                        (7,800,000.00)
   Regulatory Assets:
      Customer Receivables for Future Income Taxes........
      Deferred Cost for Provider of Last Resort Obligation
      Unamortized Loss on Reaquired Debt .................
      T & D Postretirement Benefits ......................
      Regulatory Transition Charge .......................
      All Other ..........................................
   Other .................................................
                                                                                  -------------
      Total Deferred Charges .............................                        (7,800,000.00)
                                                               ---------------   --------------    --------------
         TOTAL ASSETS ....................................    $ 103,093,800.00  $ 92,200,000.00   $ 29,239,916.33
                                                               ===============   ==============    ==============


The notes to the consolidated  financial  statements of Met-Ed,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.

                                        Metropolitan Edison Company and Subsidiary Companies
                                                    Consolidating Balance Sheet
                                                         December 31, 2001


                                                     Metropolitan
                                                    Edison Company
                                                    and Subsidiary        Eliminations                           Met-Ed
                                                      Companies              and           Metropolitan         Preferred
                                                    Consolidated          Adjustments     Edison Company     Capital II, Inc.
                                                  ----------------       -------------    ---------------    ----------------
          CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock ............................. $1,274,325,329.00   $  (1,164,294.01)   $1,274,325,329.00   $    1,000.00
      Other Paid-In Capital ....................              0.00     (27,019,151.28)                        2,902,379.16
      Accumulated Other Comprehensive Income ...         10,667.40                               10,667.40
      Retained Earnings ........................     14,616,539.09        (210,228.95)       14,616,539.09      (37,250.17)
                                                  ----------------    ---------------     ----------------    ------------

      Total Common Stockholder's Equity ........  1,288,952,535.49     (28,393,674.24)    1,288,952,535.49    2,866,128.99
   Company-Obligated Trust Preferred Securities.     92,200,000.00
   Long-Term Debt ..............................    583,076,625.97    (203,092,800.00)      686,169,425.97
                                                  ----------------    ---------------     ----------------    ------------
       Total Capitalization ....................  1,964,229,161.46    (231,486,474.24)    1,975,121,961.46    2,866,128.99
                                                  ----------------    ---------------     ----------------    ------------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt ............     30,029,377.23                           30,029,377.23
   Accounts Payable:
      Associated Companies .....................     67,351,261.01     (16,120,061.00)       78,987,210.11
      Other ....................................     36,749,508.82                           36,749,508.82
   Notes Payable:
      Associated Companies .....................     72,011,304.45                           72,011,304.45
   Accrued Taxes ...............................      7,037,347.29                            6,089,361.10      116,181.01
   Accrued Interest ............................     17,468,321.31                           17,468,321.31
   Other .......................................     13,650,399.50                           13,650,399.50
                                                  ----------------    ---------------     ----------------    ------------
       Total Current Liabilities ...............    244,297,519.61     (16,120,061.00)      254,985,482.52      116,181.01
                                                  ----------------    ---------------     ----------------    ------------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes ...........    300,437,561.43                          298,984,801.43
   Accumulated Deferred Investment Tax Credits .     13,310,327.00                           13,272,833.00
   Power Purchase Contract Loss Liability ......    730,662,211.00                          730,662,211.00
   Nuclear Fuel Disposal Fee ...................     36,905,681.13                           36,905,681.13
   Nuclear Plant Decommissioning Costs .........    268,967,303.10                          268,967,303.10
   Pensions & Other Postretirement Benefits ....      1,289,341.53                            1,289,341.53
   Other .......................................     47,086,644.42                           47,086,644.42
                                                  ----------------                        ----------------
 Total Deferred Credits ........................  1,398,659,069.61                        1,397,168,815.61
                                                  ----------------    ---------------     ----------------    ------------
      Total Capitalization & Liabilities ....... $3,607,185,750.68   $(247,606,535.24)   $3,627,276,259.59   $2,982,310.00
                                                  ================    ===============     ================    ============


                                                         Met-Ed              Met-Ed           York Haven
                                                     Capital II,L.P.     Capital Trust       Power Company
                                                    ----------------    ---------------     ----------------
         CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock .............................                                            $  1,163,294.01
      Other Paid-In Capital ....................  $  3,116,532.08                             21,000,240.04
      Accumulated Other Comprehensive Income....
      Retained Earnings ........................       (22,732.08)                               270,211.20
                                                   --------------                             -------------
      Total Common Stockholder's Equity ........     3,093,800.00                             22,433,745.25
   Company-Obligated Trust Preferred Securities.                      $92,200,000.00
   Long-Term Debt ..............................   100,000,000.00
                                                   --------------      -------------          -------------
      Total Capitalization .....................   103,093,800.00      92,200,000.00          22,433,745.25
                                                   --------------      -------------          -------------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt.............
   Accounts Payable:
      Associated Companies .....................                                               4,484,111.90
      Other ....................................
   Notes Payable:
      Associated Companies......................
   Accrued Taxes ...............................                                                 831,805.18
   Accrued Interest.............................
   Other........................................
                                                                                      -       -------------
Total Current Liabilities                                                                      5,315,917.08
                                                                                              -------------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes ...........                                               1,452,760.00
   Accumulated Deferred Investment Tax Credits .                                                  37,494.00
   Power Purchase Contract Loss Liability.......
   Nuclear Fuel Disposal Fee....................
   Nuclear Plant Decommissioning Costs..........
   Pensions & Other Postretirement Benefits.....
   Other........................................
                                                                                              -------------
Total Deferred Credits .........................                                               1,490,254.00
                                                                                              -------------

                                                   --------------       -------------         --------------
      Total Capitalization & Liabilities .......  $103,093,800.00      $92,200,000.00        $29,239,916.33
                                                   ==============       =============         ==============


The notes to the consolidated  financial  statements of Met-Ed,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.

                                       Metropolitan Edison Company and Subsidiary Companies
                                                 Consolidating Statement of Income
                                     For the Period from November 7, 2001 to December 31, 2001
                                     ---------------------------------------------------------

                                                    Metropolitan
                                                   Edison Company
                                                   and Subsidiary    Eliminations                            Met-Ed
                                                      Companies          and             Metropolitan       Preferred
                                                    Consolidated      Adjustments       Edison Company   Capital II, Inc.
                                                 ------------------   --------------   ---------------   ----------------
OPERATING REVENUES                               $143,759,965.12   $  (979,933.97)      $143,733,335.12

OPERATING EXPENSES AND TAXES:
   Purchased Power .............................   83,274,537.91      (979,933.97)        84,254,471.88
   Other Operating Costs .......................   16,120,995.72                          15,796,600.63
                                                  --------------    -------------        --------------
     Total Operating and Maintenance Expenses ..   99,395,533.63      (979,933.97)       100,051,072.51
   Provision for Depreciation & Amortization ...    8,903,375.78                           8,709,598.10
   General Taxes ...............................    6,508,978.92                           6,513,526.92
   Income Taxes ................................   11,584,338.09        10,543.09         11,347,729.00
                                                  --------------    -------------        --------------
      Total Operating Expenses and Taxes .......  126,392,226.42      (969,390.88)       126,621,926.53
                                                  --------------    -------------        --------------

OPERATING INCOME ...............................   17,367,738.70       (10,543.09)        17,111,408.59
                                                  --------------    -------------        --------------

   Other Income ................................    5,912,475.06    (1,504,028.67)         5,171,699.61
   Equity Earnings .............................            0.00      (323,889.35)           289,791.23    $ 34,098.12
   Other Income Deductions .....................   (1,128,658.77)                         (1,124,683.77)     (3,975.00)
   Taxes - Other Income & Deductions ...........      680,107.00        10,543.09            682,475.00     (10,543.09)
                                                  --------------    -------------        --------------     ----------
OTHER INCOME ...................................    5,463,923.29    (1,817,374.93)         5,019,282.07      19,580.03
                                                  --------------    -------------        --------------     ----------

INCOME BEFORE NET INTEREST CHARGES .............   22,831,661.99    (1,827,918.02)        22,130,690.66      19,580.03
                                                  --------------    -------------        --------------     ----------

NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends ............    1,102,500.00     1,102,500.00
   Interest On Long-Term Debt ..................    5,615,243.79                           5,615,243.79
   Allowance for Borrowed Funds Used During
       Construction and Capitalized Interest ...       29,725.85                              29,725.85
   Deferred Interest Income ....................     (275,593.00)                           (275,593.00)
   Other Interest Expense ......................    1,743,246.26    (1,504,028.67)         2,144,774.93
                                                  --------------    -------------        --------------
      Net Interest Charges .....................    8,215,122.90      (401,528.67)         7,514,151.57
                                                  --------------    -------------        --------------

                                                  --------------    -------------        --------------     ----------
NET INCOME......................................   14,616,539.09    (1,426,389.35)        14,616,539.09      19,580.03
Preferred Stock Dividend Requirements...........                     1,102,500.00
                                                  --------------    -------------        --------------     ----------
EARNINGS ON COMMON STOCK........................ $ 14,616,539.09   $  (323,889.35)      $ 14,616,539.09    $ 19,580.03
                                                  ==============    =============        ==============     ==========

                                                           Met-Ed              Met-Ed            York Haven
                                                       Capital II,L.P.     Capital Trust        Power Company
                                                      ----------------    ---------------     -----------------

OPERATING REVENUES .............................                                               $1,006,563.97

OPERATING EXPENSES AND TAXES:
   Purchased Power..............................
   Other Operating Costs                                                                          324,395.09
                                                                                                ------------
      Total Operating and Maintenance Expenses .                                                  324,395.09
   Provision for Depreciation & Amortization ...                                                  193,777.68
   General Taxes ...............................                                                   (4,548.00)
   Income Taxes ................................                                                  226,066.00
                                                                                                ------------
      Total Operating Expenses and Taxes .......                                                  739,690.77
                                                                                                ------------

OPERATING INCOME ...............................                                                  266,873.20
                                                                                                ------------

   Other Income ................................       $1,136,598.12      $1,102,500.00             5,706.00
   Equity Earnings..............................
   Other Income Deductions......................
   Taxes - Other Income & Deductions ...........                                                   (2,368.00)
                                                        ------------       ------------         ------------
OTHER INCOME ...................................        1,136,598.12       1,102,500.00             3,338.00
                                                        ------------       ------------         ------------

INCOME BEFORE NET INTEREST CHARGES .............        1,136,598.12       1,102,500.00           270,211.20
                                                        ------------       ------------         ------------

NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends.............
   Interest On Long-Term Debt...................
   Allowance for Borrowed Funds Used During
       Construction and Capitalized Interest....
   Deferred Interest Income.....................
   Other Interest Expense ......................        1,102,500.00
                                                        ------------
      Net Interest Charges .....................        1,102,500.00
                                                        ------------

                                                        ------------       -------------        ------------
NET INCOME .....................................           34,098.12        1,102,500.00          270,211.20
Preferred Stock Dividend Requirements ..........                           (1,102,500.00)
                                                        ------------       -------------          ----------
EARNINGS ON COMMON STOCK .......................       $   34,098.12      $      -               $270,211.20
                                                        ============       =============          ==========


The notes to the consolidated  financial  statements of Met-Ed,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.


                                      Metropolitan Edison Company and Subsidiary Companies
                                         Consolidating Statement of Comprehensive Income,
                                  For the Period from November 7, 2001 through December 31, 2001

                                                     Metropolitan
                                                    Edison Company
                                                    and Subsidiary      Eliminations      Metropolitan        Met-Ed
                                                      Companies             and              Edison          Preferred
                                                     Consolidated        Adjustments         Company      Capital II, Inc.
                                                  ------------------   --------------    ---------------  ---------------

Net Income                                         $ 14,616,539.09   $ (1,426,389.35)    $14,616,539.09     $ 19,580.03

Other comprehensive income/(loss), net of tax:

      Net unrealized gains on investments                21,445.40                            21,445.40

      Minimum pension liability                         (10,778.00)                          (10,778.00)
                                                     -------------                        -------------
         Total other comprehensive income                10,667.40                            10,667.40
                                                     -------------    --------------      -------------      ----------

Comprehensive income                               $ 14,627,206.49   $ (1,426,389.35)    $14,627,206.49     $ 19,580.03
                                                     =============    ==============      =============      ==========



                                                         Met-Ed                Met-Ed             York Haven
                                                     Capital II, L.P.       Capital Trust        Power Company
                                                     ----------------       -------------        -------------

Net Income                                              $34,098.12          $1,102,500.00         $270,211.20

Other comprehensive income/(loss), net of tax:

      Net unrealized gains on investments

      Minimum pension liability

         Total other comprehensive income

                                                         ---------           ------------          ----------

Comprehensive income                                    $34,098.12          $1,102,500.00         $270,211.20
                                                         =========           ============          ==========


The notes to the consolidated  financial  statements of Met-Ed,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.

                                       Metropolitan Edison Company and Subsidiary Companies
                                           Consolidating Statement of Retained Earnings
                                  For the Period from November 7, 2001 through December 31, 2001

                                                      Metropolitan
                                                     Edison Company
                                                     and Subsidiary       Eliminations    Metropolitan         Met-Ed
                                                       Companies              and            Edison           Preferred
                                                      Consolidated        Adjustments        Company       Capital II, Inc.
                                                    -----------------   ---------------   -------------    ---------------

 Balance at beginning of period...................  $            -     $            -    $            -     $         -

   Net income ...................................    14,616,539.09      (1,426,389.35)    14,616,539.09       19,580.03

   Partnership Distribution .....................                           56,830.20

   Cash dividends declared on common stock ......                           56,830.20                        (56,830.20)

   Cash dividends on cumulative preferred stock..                        1,102,500.00

                                                     -------------      -------------     -------------      ----------
Balance at end of period.........................   $14,616,539.09     $  (210,228.95)   $14,616,539.09     $(37,250.17)
                                                     =============      =============     =============      ==========


                                                                    Met-Ed                 Met-Ed            York Haven
                                                               Capital II, L.P.         Capital Trust       Power Company
                                                               ----------------        --------------       -------------
Balance at beginning of period....................               $         -           $           -         $         -

   Net income ....................................                 34,098.12            1,102,500.00          270,211.20

   Partnership Distribution ......................                (56,830.20)

   Cash dividends declared on common stock .......

   Cash dividends on cumulative preferred stock...                                     (1,102,500.00)



                                                                  ----------            ------------          ----------
Balance at end of period.........................                $(22,732.08)          $           -         $270,211.20
                                                                  ==========            ============          ==========

The notes to the consolidated  financial  statements of Met-Ed,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.

                                       Metropolitan Edison Company and Subsidiary Companies
                                               Consolidating Statement of Cash Flows
                                     For the Period from November 7, 2001 to December 31, 2001


                                                                   Metropolitan
                                                                   Edison Company
                                                                  and Subsidiary     Eliminations    Metropolitan       Met-Ed
                                                                    Companies            and        Edison Company     Preferred
                                                                   Consolidated       Adjustments      Company      Capital II, Inc.
                                                                  ----------------   ------------   --------------  ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income .....................................................   $14,616,539.09   $(1,426,389.35)  $14,616,539.09    $19,580.03
Adjustments to reconcile net cash from operating activities:
          Equity in earnings of subsidiary .....................                        323,889.35      (289,791.23)   (34,098.12)
          Provision for depreciation and amortization ..........     8,903,375.78                      8,709,598.10
          Other amortization ...................................       153,791.00                        153,791.00
          Deferred costs, net ..................................     1,044,915.00                      1,044,915.00
          Deferred income taxes, net ...........................       905,248.00                        880,643.00
          Investment tax credits, net ..........................      (127,300.00)                      (127,300.00)
          Receivables ..........................................    10,213,426.00      (380,267.81)    9,756,674.91     11,975.00
          Accounts Payable .....................................    (4,338,887.00)   (1,112,464.27)   (3,226,422.73)
          Other ................................................     8,285,859.54     1,492,732.08     8,783,450.37      2,543.09
                                                                    -------------    -------------    -------------     ---------
             Net cash provided by/(used for)
               operating activities ............................    39,656,967.41    (1,102,500.00)   40,302,097.51          -
                                                                    -------------    -------------    -------------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Redemptions and Repayments -
          Short-term borrowings, net ...........................    25,988,696.00                     25,988,696.00
Dividend Payments -
          Preferred stock ......................................                     (1,102,500.00)
          Partnership distribution - internal ..................                                                       (56,830.20)
          Common stock - internal ..............................                                         (56,830.20)    56,830.20
                                                                    -------------    -------------    -------------     ---------
             Net cash used for financing activities ............    25,988,696.00    (1,102,500.00)   25,931,865.80          -
                                                                    -------------    -------------    -------------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions .............................................     7,787,433.00                      7,793,866.30
Other ..........................................................       453,000.00                        453,000.00
                                                                    -------------                     -------------
             Net cash used for/(provided from)
               investing activities ............................     8,240,433.00                      8,246,866.30
                                                                    -------------                     -------------

Net increase (decrease) in cash and cash equivalents ...........     5,427,838.41                      6,123,365.41
Cash and cash equivalents, beginning of period .................    19,846,164.92                     18,534,988.06      1,000.00
                                                                    -------------                     -------------     ---------
 Cash and cash equivalents, end of period ......................   $25,274,003.33                    $24,658,353.47    $ 1,000.00
                                                                    =============                     =============     =========

SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
                  Interest .....................................   $      -
                                                                    =============
                  Income taxes paid/(refunded)..................   $(2,990,000.00)                   $(3,799,000.00)
                                                                    =============                     =============

                                                                     Met-Ed            Met-Ed         York Haven
                                                                 Capital II, L.P.   Capital Trust    Power Company
                                                                 ---------------    -------------    -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income ..................................................... $  34,098.12         $1,102,500.00   $ 270,211.20
Adjustments to reconcile net cash from operating activities:
          Equity in earnings of subsidiary......................
          Provision for depreciation and amortization ..........                                        193,777.68
          Other amortization....................................
          Deferred costs, net...................................
          Deferred income taxes, net............................                                         24,605.00
          Investment tax credits, net...........................
          Receivables ..........................................   757,732.08           735,000.00     (667,688.18)
          Accounts Payable......................................
          Other.................................................  (735,000.00)         (735,000.00)    (522,866.00)
                                                                   ----------         ------------    ------------
                  Net cash provided by/(used for)
                    operating activities .......................  $ 56,830.20         1,102,500.00     (701,960.30)
                                                                   ----------         ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Redemptions and Repayments -
          Short-term borrowings, net............................
Dividend Payments -
          Preferred stock.......................................                      1,102,500.00
          Partnership distribution - internal ..................   56,830.20
          Common stock - internal...............................
                                                                   ---------          ------------
                   Net cash used for financing activities ......   56,830.20          1,102,500.00
                                                                   ---------          ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions .............................................                                         (6,433.30)
Other...........................................................
                                                                                                      ------------
                   Net cash used for/(provided from)
                     investing activities.......................                                         (6,433.30)
                                                                                                      ------------

Net increase (decrease) in cash and cash equivalents ...........                                       (695,527.00)
Cash and cash equivalents, beginning of period .................    1,000.00                          1,309,176.86
                                                                   ---------          ------------    ------------
Cash and cash equivalents, end of period .......................  $ 1,000.00         $     -         $  613,649.86
                                                                   =========          ============    ============

SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
                  Interest .....................................

                  Income taxes paid/(refunded)..................  $ 8,000.00                         $  801,000.00
                                                                   =========                          ============


The notes to the consolidated  financial  statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.

                                     Pennsylvania Electric Company and Subsidiary Companies
                                                 Consolidating Balance Sheet
                                                      December 31, 2001

                                                    Pennsylvania
                                                  Electric Company
                                                    and Subsidiary       Eliminations       Pennsylvania           Penelec
                                                     Companies               and              Electric            Preferred
                                                   Consolidated           Adjustments         Company          Capital II, Inc.
                                                  ----------------    -----------------  -----------------   -------------------

                        ASSETS
UTILITY PLANT:
   In Service .................................   $1,845,187,146.95                      $1,845,172,146.95
   Less - Accumulated Provision
     For Depreciation .........................     (630,956,688.37)                       (630,956,688.37)
                                                   ----------------                       ----------------
Net Utility Plant excluding Construction
  Work in Progress ............................    1,214,230,458.58                       1,214,215,458.58
Construction Work In Progress:
   Electric Plant .............................       12,857,257.81                          12,857,257.81
                                                   ----------------
                                                                                          ----------------
Total Construction Work In Progress ...........       12,857,257.81                          12,857,257.81
                                                    ---------------                       ----------------
Net Utility Plant .............................    1,227,087,716.39                       1,227,072,716.39
                                                   ----------------                       ----------------

OTHER PROPERTY AND INVESTMENTS:
   Nuclear Plant Decommissioning Trust ........       96,610,448.99                          96,610,448.99
   Non Utility Generation Trust ...............      154,067,165.20                         154,067,165.20
   Long-term Notes Receivable from
     Associated Companies .....................       15,515,093.73    $(203,092,800.00)     15,515,093.73
   Investments in Subsidiaries ................                1.00       (7,157,360.75)      4,063,561.75      $3,093,800.00
   Nonutility Plant, Net ......................          378,508.93                             378,508.93
   Other ......................................        1,885,904.92                           1,885,904.92
                                                   ----------------     ---------------   ----------------       ------------
        Total Other Property and Investments ..      268,457,122.77     (210,250,160.75)    272,520,683.52       3,093,800.00
                                                   ----------------     ---------------   ----------------       ------------

CURRENT ASSETS:
   Cash and Cash Equivalents ..................       39,033,417.70                          39,031,417.70           1,000.00
   Receivables:
      Customers ...............................      107,169,603.63                         107,169,603.63
      Associated Companies ....................       40,202,904.35         (159,276.01)     40,202,904.35
      Other ...................................       14,842,140.65                          14,841,360.65
   Prepayments and Other ......................        8,605,490.78                           8,605,490.78
                                                   ----------------     ---------------   ----------------       ------------
      Total Current Assets ....................      209,853,557.11         (159,276.01)    209,850,777.11           1,000.00
                                                   ----------------     ---------------   ----------------       ------------

DEFERRED CHARGES:
   Goodwill ...................................      797,361,447.00                         805,361,447.00
   Regulatory Assets:
      Customer Receivables for Future
        Income Taxes ..........................      140,227,984.00                         140,227,984.00
      Deferred Cost for Provider of
        Last Resort Obligation ................       83,526,189.00                          83,526,189.00
      Unamortized Loss on Reaquired Debt ......        5,847,383.76                           5,847,383.76
      Regulatory Transition Charge ............      515,874,829.89                         515,874,829.89
      All Other ...............................       24,329,846.26                          24,329,846.26
   Other ......................................       27,702,911.77                          27,702,911.77
                                                   -----------------                      ----------------
      Total Deferred Charges ..................    1,594,870,591.68                       1,602,870,591.68
                                                   ----------------     ---------------   ----------------       ------------
         TOTAL ASSETS .........................   $3,300,268,988.18    $(210,409,436.76) $3,312,314,768.93      $3,094,800.00
                                                   ================     ===============   ================       ============

                                                                                                                   Waverly
                                                                            Penelec            Nineveh           Elec. Light
                                                       Penelec              Capital             Water             and Power
                                                   Capital II, L.P.          Trust             Company             Company
                                                   ----------------     ---------------       -----------        -----------

                   ASSETS
UTILITY PLANT:
   In Service .................................                                                                   $15,000.00
   Less - Accumulated Provision
     For Depreciation..........................
                                                                                                                   ---------
Net Utility Plant excluding Construction
  Work in Progress ............................                                                                    15,000.00
Construction Work In Progress:
   Electric Plant..............................
Total Construction Work In Progress............
                                                                                                                   ---------
Net Utility Plant .............................                                                                    15,000.00
                                                                                                                   ---------

OTHER PROPERTY AND INVESTMENTS:
   Nuclear Plant Decommissioning Trust.........
   Non Utility Generation Trust................
   Long-term Notes Receivable
     from Associated Companies ................     $103,092,800.00     $100,000,000.00
   Investments in Subsidiaries.................
   Nonutility Plant, Net.......................
   Other.......................................
                                                     --------------      --------------
      Total Other Property and Investments ....      103,092,800.00      100,000,000.00
                                                     --------------      --------------

CURRENT ASSETS:
   Cash and Cash Equivalents ..................            1,000.00
   Receivables:
      Customers................................
      Associated Companies ....................                                               $159,276.01
      Other ...................................                                                    780.00
   Prepayments and Other.......................
                                                     --------------                           -----------
      Total Current Assets ....................            1,000.00                            160,056.01
                                                     --------------                           -----------

DEFERRED CHARGES:
   Goodwill ...................................                          (8,000,000.00)
   Regulatory Assets:
      Customer Receivables for Future
        Inccome Taxes..........................
      Deferred Cost for Provider of
        Last Resort Obligation.................
      Unamortized Loss on Reaquired Debt.......
      Regulatory Transition Charge.............
      All Other................................
   Other ......................................                          --------------
      Total Deferred Charges ..................                           (8,000,000.00)

                                                     --------------      --------------       -----------          ---------
         TOTAL ASSETS .........................     $103,093,800.00     $ 92,000,000.00      $ 160,056.01         $15,000.00
                                                     ==============      ==============       ===========          =========

The notes to the consolidated  financial statements of Penelec, which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.


                                     Pennsylvania Electric Company and Subsidiary Companies
                                                 Consolidating Balance Sheet
                                                      December 31, 2001

                                                      Pennsylvania
                                                    Electric Company
                                                    and Subsidiary         Eliminations       Pennsylvania            Penelec
                                                       Companies               and              Electric             Preferred
                                                     Consolidated           Adjustments          Company         Capital II, Inc.
                                                    -----------------     --------------    -----------------   ------------------
          CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock ...............................  $  105,811,920.00   $     (16,500.00)   $  105,811,920.00     $     1,000.00
      Other Paid-In Capital ......................   1,188,189,640.00      (7,213,865.90)    1,188,189,640.00       2,907,688.37
      Accumulated Other Comprehensive Income .....       1,778,974.78                            1,778,974.78
      Retained Earnings ..........................      10,795,010.80          73,005.15        10,795,010.80         (37,203.00)
                                                     ----------------    ---------------     ----------------      -------------
      Total Common Stockholder's Equity ..........   1,306,575,545.58      (7,157,360.75)    1,306,575,545.58       2,871,485.37
                                                     ----------------    ---------------     ----------------      -------------
      Company-Obligated Trust Preferred
        Securities ...............................      92,000,000.00
      Long-Term Debt .............................     472,399,835.62    (203,092,800.00)      575,492,635.62
                                                     ----------------    ---------------     ----------------      -------------
      Total Capitalization .......................   1,870,975,381.20    (210,250,160.75)    1,882,068,181.20       2,871,485.37
                                                     ----------------    ---------------     ---------------       -------------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt ..............      50,755,285.92                           50,755,285.92
   Accounts Payable:
      Associated Companies .......................     126,390,235.97        (159,276.01)      128,087,272.75          77,193.00
      Other ......................................      38,719,807.43                           38,719,807.43
   Notes Payable:
      Associated Companies .......................      77,622,932.05                           77,622,932.05
   Accrued Taxes .................................      29,255,470.04                           28,586,442.58         146,121.63
   Accrued Interest ..............................      12,283,867.83                           12,200,272.83
   Other                                                10,993,336.81                           10,994,964.24
                                                     ----------------    ---------------     ----------------      -------------
Total Current Liabilities ........................     346,020,936.05        (159,276.01)      346,966,977.80         223,314.63
                                                     ----------------    ---------------     ----------------      -------------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes .............      21,681,999.03                           21,725,888.03
   Accumulated Deferred Investment Tax Credits ...      11,956,280.00                           11,919,330.00
   Power Purchase Contract Loss Liability ........     867,046,115.00                          867,046,115.00
   Nuclear Fuel Disposal Fee .....................      18,452,839.80                           18,452,839.80
   Nuclear Plant Decommissioning Costs ...........     135,483,374.63                          135,483,374.63
   Pensions and Other Postretirement Benefits ....       1,040,999.98                            1,040,999.98
   Other                                                27,611,062.49                           27,611,062.49
                                                     ----------------                        ----------------
Total Deferred Credits ...........................   1,083,272,670.93                        1,083,279,609.93
                                                     ----------------                        ----------------

                                                     ----------------    ---------------     ----------------      -------------
      TOTAL CAPITALIZATION AND LIABILITIES          $3,300,268,988.18   $(210,409,436.76)   $3,312,314,768.93     $3,094,800.00
                                                     ================    ===============     ================      =============

                                                                                                                  Waverly
                                                                              Penelec          Nineveh          Elec. Light
                                                         Penelec              Capital           Water            and Power
                                                     Capital II, L.P.          Trust           Company            Company
                                                    ------------------     -------------    --------------      ------------

         CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock ...............................                                          $       500.00        $15,000.00
      Other Paid-In Capital ......................  $  3,116,501.15                           1,189,676.38
      Accumulated Other Comprehensive Income......
      Retained Earnings ..........................       (22,701.15)                            (13,101.00)
                                                     --------------                           --------------       ---------
      Total Common Stockholder's Equity ..........     3,093,800.00                           1,177,075.38         15,000.00
                                                     --------------                           ------------         ---------
      Company-Obligated Trust Preferred
        Securities ...............................                        $92,000,000.00
      Long-Term Debt .............................   100,000,000.00
                                                     --------------        -------------     -------------
      Total Capitalization .......................   103,093,800.00        92,000,000.00      1,177,075.38         15,000.00
                                                     --------------        -------------     -------------         ---------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt ..............
   Accounts Payable:
      Associated Companies .......................                                           (1,614,953.77)
      Other.......................................
   Notes Payable:
      Associated Companies........................
   Accrued Taxes .................................                                              522,905.83
   Accrued Interest ..............................                                               83,595.00
   Other .........................................                                               (1,627.43)
                                                                                             -------------
 Total Current Liabilities .......................                                           (1,010,080.37)
                                                                                             -------------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes .............                                              (43,889.00)
   Accumulated Deferred Investment Tax Credits ...                                               36,950.00
   Power Purchase Contract Loss Liability.........
   Nuclear Fuel Disposal Fee................
   Nuclear Plant Decommissioning Costs............
   Pensions and Other Postretirement Benefits.....
   Other..........................................
                                                                                             -------------
Total Deferred Credits ...........................                                               (6,939.00)
                                                                                             -------------

                                                     --------------        -------------     -------------         ---------
      TOTAL CAPITALIZATION AND LIABILITIES .......  $103,093,800.00       $92,000,000.00    $   160,056.01        $15,000.00
                                                     ==============        =============     =============         =========


The notes to the consolidated  financial statements of Penelec, which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.


                                     Pennsylvania Electric Company and Subsidiary Companies
                                                Consolidating Statement of Income
                                 For the Period from November 7, 2001 through December 31, 2001
                                 --------------------------------------------------------------
                                                      Pennsylvania
                                                    Electric Company
                                                     and Subsidiary     Eliminations        Pennsylvania           Penelec
                                                        Companies            and              Electric            Preferred
                                                       Consolidated      Adjustments          Company          Capital II, Inc.
                                                  ------------------    -------------    ----------------      ---------------

OPERATING REVENUES ............................   $ 140,062,486.43                      $ 140,062,486.43
OPERATING EXPENSES AND TAXES:
   Purchased Power ............................      79,815,440.48                         79,815,440.48
   Other Operating Costs ......................      20,015,269.32                         20,015,269.32
                                                   ---------------                       ---------------

     Total Operating and Maintenance Expenses..      99,830,709.80                         99,830,709.80

   Provision for Depreciation & Amortization...       8,612,942.37                          8,612,942.37
   General Taxes ..............................       6,280,998.81                          6,280,998.81
   Income Taxes ...............................      10,996,967.85     $    10,526.85      10,995,733.00
                                                   ---------------      -------------    ---------------

      Total Operating Expenses and Taxes ......     125,721,618.83          10,526.85     125,720,383.98

OPERATING INCOME ..............................      14,340,867.60         (10,526.85)     14,342,102.45

   Other Income ...............................       1,069,317.40      (1,505,407.28)        338,801.94
   Equity Earnings ............................               0.00         (40,500.61)          6,448.88        $   34,051.73
   Other Income Deductions ....................        (787,165.53)                          (783,190.53)           (3,975.00)
   Taxes - Other Income & Deductions ..........       2,766,632.00          10,526.85       2,766,632.00           (10,526.85)
                                                   ---------------      -------------    ---------------         ------------
OTHER INCOME ..................................       3,048,783.87      (1,535,381.04)      2,328,692.29            19,549.88
INCOME BEFORE NET INTEREST CHARGES ............      17,389,651.47      (1,545,907.89)     16,670,794.74            19,549.88
NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends ...........       1,101,000.01       1,101,000.01
   Interest On Long-Term Debt .................       3,972,029.16                          3,972,029.16
   Allowance for Borrowed Funds Used During
       Construction and Capitalized Interest...          47,400.30                             47,400.30
   Deferred Interest Income ...................        (504,565.00)                          (504,565.00)
   Other Interest Expense .....................       1,978,776.20      (1,505,407.28)      2,360,919.48
                                                   ---------------      -------------    ---------------

      Net Interest Charges ....................       6,594,640.67        (404,407.27)      5,875,783.94

NET INCOME/ (LOSS) ............................      10,795,010.80      (1,141,500.62)     10,795,010.80            19,549.88
Preferred Stock Dividend Requirements .........                          1,101,000.01
                                                   ---------------      -------------    ---------------         ------------
EARNINGS/ (LOSSES) ON COMMON STOCK ............   $  10,795,010.80     $   (40,500.61)  $  10,795,010.80        $   19,549.88
                                                   ===============      =============    ===============         ============

                                                                                                                   Waverly
                                                                           Penelec           Nineveh             Elec. Light
                                                       Penelec             Capital            Water               and Power
                                                   Capital II, L.P.         Trust            Company               Company
                                                   ---------------         -------           -------             -----------
OPERATING REVENUES ............................
OPERATING EXPENSES AND TAXES:
   Purchased Power ............................
   Other Operating Costs ......................

     Total Operating and Maintenance Expenses..

   Provision for Depreciation & Amortization...
   General Taxes ..............................
   Income Taxes ...............................                                            $ (9,292.00)
                                                                                            ---------
      Total Operating Expenses and Taxes ......                                              (9,292.00)

OPERATING INCOME ..............................                                               9,292.00

   Other Income ...............................     $1,135,051.73      $ 1,101,000.01          (129.00)
   Equity Earnings ............................
   Other Income Deductions ....................
   Taxes - Other Income & Deductions ..........
                                                     ------------       -------------       -----------
OTHER INCOME ..................................      1,135,051.73        1,101,000.01          (129.00)
INCOME BEFORE NET INTEREST CHARGES ............      1,135,051.73        1,101,000.01         9,163.00
NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends ...........
   Interest On Long-Term Debt .................
   Allowance for Borrowed Funds Used During
       Construction and Capitalized Interest...
   Deferred Interest Income ...................
   Other Interest Expense .....................      1,101,000.00                            22,264.00
                                                     ------------       ------------        ----------
      Net Interest Charges ....................      1,101,000.00                            22,264.00

NET INCOME/ (LOSS) ............................         34,051.73       1,101,000.01        (13,101.00)
Preferred Stock Dividend Requirements .........                        (1,101,000.01)
                                                     ------------       ------------        ----------
EARNINGS/ (LOSSES) ON COMMON STOCK ............     $   34,051.73      $           -       $(13,101.00)
                                                    =============       ============        ==========


The notes to the consolidated  financial  statements of Penelec,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.

                                     Pennsylvania Electric Company and Subsidiary Companies
                                         Consolidating Statement of Comprehensive Income
                                 For the Period from November 7, 2001 through December 31, 2001
                                 --------------------------------------------------------------

                                              Pennsylvania
                                            Electric Company        Eliminations            Pennsylvania           Penelec
                                             and Subsidiary             and                  Electric             Preferred
                                         Companies Consolidated     Adjustments               Company          Capital II, Inc.
                                         ----------------------     -------------       --------------------  ------------------

Net Income/(Loss)......................      $10,795,010.80         $(1,141,500.62)       $10,795,010.80         $19,549.88

Other comprehensive income,
  net of tax:

Unrealized gain on investment .........        1,781,364.00                                 1,781,364.00

Unrealized loss on derivative
  instruments .........................           (2,389.22)                                   (2,389.22)
                                             --------------                                -------------

    Total other comprehensive income...        1,778,974.78                                 1,778,974.78

                                             --------------          -------------         -------------          ---------
Comprehensive Income/(Loss) ...........      $12,573,985.58         $(1,141,500.62)       $12,573,985.58         $19,549.88
                                             ==============          =============         =============          =========


                                                                                                                    Waverly
                                                                       Penelec               Nineveh              Elec. Light
                                                 Penelec               Capital                Water               and Power
                                             Capital II, L.P.           Trust                Company                Company
                                             ---------------       ---------------      ----------------        --------------

Net Income/(Loss)......................        $34,051.73           $1,101,000.01         $(13,101.00)          $          -

Other comprehensive income,
  net of tax:

Unrealized gain on investment .........

Unrealized loss on derivative
  instruments .........................



    Total other comprehensive income...


                                               ----------           ------------           ----------            -----------
Comprehensive Income/(Loss) ...........        $34,051.73          $1,101,000.01          $(13,101.00)          $          -
                                               ==========           ============           ==========            ===========


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the period ended December 31, 2001, are an integral part of the consolidating financial statements.

                                     Pennsylvania Electric Company and Subsidiary Companies
                                         Consolidating Statement of Retained Earnings
                                For the Period from November 7, 2001 through December 31, 2001
                                --------------------------------------------------------------

                                         Pennsylvania
                                       Electric Company         Eliminations       Pennsylvania               Penelec
                                   and Subsidiary Companies         and              Electric                Preferred
                                        Consolidated            Adjustments          Company              Capital II, Inc.
                                   ------------------------     -------------     ----------------        ----------------

Balance at beginning of period..        $            -         $            -     $            -            $          -

   Net income/(loss) ...........         10,795,010.80          (1,141,500.62)     10,795,010.80               19,549.88

   Partnership distributions ...                                    56,752.88

   Cash dividends declared on
     common stock ..............                                    56,752.88                                 (56,752.88)

   Cash dividends on cumulative
     preferred stock ...........                                 1,101,000.01

                                         -------------          -------------      -------------             -----------
Balance at end of period........        $10,795,010.80         $    73,005.15     $10,795,010.80            $ (37,203.00)
                                         =============          =============      =============             ===========

                                                                                                               Waverly
                                                                   Penelec           Nineveh                 Elec. Light
                                          Penelec                  Capital            Water                   and Power
                                      Capital II, L.P.              Trust            Company                   Company
                                      ----------------              -----            -------                 ----------

Balance at beginning of period..        $         -            $            -      $         -               $        -

   Net income/(loss) ..........           34,051.73              1,101,000.01       (13,101.00)

   Partnership distributions ..          (56,752.88)

   Cash dividends declared on
     common stock .............

   Cash dividends on cumulative
     preferred stock ..........                                 (1,101,000.01)

                                         -----------             ------------       -----------              ----------
Balance at end of period........         $(22,701.15)           $           -       $(13,101.00)             $        -
                                         ===========             ============       ===========              ==========


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the period ended December 31, 2001, are an integral part of the consolidating financial statements.


                                    Pennsylvania Electric Company and Subsidiary Companies
                                         Consolidating Statement of Cash Flows
                                For the Period from November 7, 2001 through December 31, 2001

                                                     Pennsylvania
                                                  Electric Company       Eliminations       Pennsylvania            Penelec
                                                   and Subsidiary            and              Electric             Preferred
                                                Companies Consolidated   Adjustments          Company           Capital II, Inc.
                                                ----------------------  -------------     ----------------     -----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(Loss).............................      $ 10,795,010.80    $(1,141,500.62)     $10,795,010.80          $ 19,549.88
Adjustments to reconcile net cash from
  operating activities:
    Equity in earnings of subsidiary .........                              40,500.61           (6,448.88)          (34,051.73)
    Provision for depreciation
      and amortization .......................         8,613,000.00                          8,613,000.00
    Other amortization .......................           309,000.00                            309,000.00
    Deferred cots, net .......................        (7,467,000.00)                        (7,467,000.00)
    Deferred income taxes, net ...............       (23,127,000.00)                       (23,127,000.00)
    Investment tax credits, net ..............          (171,000.00)                          (171,000.00)
    Receivables ..............................       (26,592,000.00)     1,490,701.15      (29,573,402.30)
    Accounts Payable .........................       (19,382,000.00)                       (19,258,387.83)           10,975.00
    Other ....................................        41,590,096.42     (1,490,701.15)      44,397,582.55             3,526.85
                                                     --------------      ------------       -------------           ----------
      Net cash provided from (used for)
        operating activities .................       (15,431,892.78)    (1,101,000.01)     (15,488,645.66)                   -
                                                     --------------      ------------      --------------           ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
    Short-term borrowings, net ...............         2,623,000.00                          2,623,000.00
Dividend Payments -
    Preferred stock ..........................                          (1,101,000.01)
    Partnership distribution - internal ......                                                                      (56,752.88)
    Common stock - internal ..................                                                 (56,752.88)           56,752.88
                                                     --------------      ------------       -------------           ----------
      Net cash  used for (provided from)
        financing activities .................        (2,623,000.00)    (1,101,000.01)      (2,679,752.88)                   -
                                                     --------------      ------------       -------------           ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions ...........................         9,687,000.00                          9,687,000.00
Proceeds from nonutility generation trusts ...       (29,944,000.00)                       (29,944,000.00)
Other ........................................           246,000.00                            246,000.00
                                                     --------------                         -------------
      Net cash provided from
        investing activities .................       (20,011,000.00)                       (20,011,000.00)
                                                     --------------                         -------------

Net increase in cash and
  cash equivalents ...........................         7,202,107.22                          7,202,107.22
Cash and cash equivalents,
  beginning of period ........................        31,831,310.48                         31,829,310.48             1,000.00
                                                      -------------                         -------------           ----------
Cash and cash equivalents, end of period .....      $ 39,033,417.70                        $39,031,417.70          $  1,000.00
                                                     ==============                         =============           ==========

SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -

      Interest ...............................      $  1,284,000.00     $ (404,000.00)    $ 1,688,000.00
                                                     ==============      ============      ==============
      Income taxes paid/(refunded) ...........      $(12,176,000.00)                      $(12,183,000.00)
                                                     ==============                        ==============

                                                                                                                     Waverly
                                                                            Penelec           Nineveh              Elec. Light
                                                        Penelec             Capital            Water                and Power
                                                    Capital II, L.P.         Trust            Company                Company
                                                    ---------------      -----------        -----------            -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(Loss) ............................        $ 34,051.73       $1,101,000.01       $(13,101.00)
Adjustments to reconcile net cash.............
  from operating activities:
    Equity in earnings of subsidiary..........
    Provision for depreciation
      and amortization........................
    Other amortization........................
    Deferred costs, net ......................
    Deferred income taxes, net................
    Investment tax credits, net...............
    Receivables ..............................         756,701.15          734,000.00
    Accounts Payable .........................                                              (134,587.17)
    Other ....................................        (734,000.00)        (734,000.00)       147,688.17
                                                       ----------        ------------        ----------
      Net cash provided from (used for)
        operating activities .................          56,752.88        1,101,000.01                 -
                                                       ----------        ------------        ----------


CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
    Short-term borrowings, net................
Dividend Payments -
    Preferred stock ..........................                           1,101,000.01
    Partnership distribution - internal ......          56,752.88
    Common stock - internal...................
                                                       ----------        ------------
      Net cash  used for (provided from)
        financing activities .................          56,752.88        1,101,000.01
                                                       ----------        ------------


CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions............................
Proceeds from nonutility generation trusts....
Other.........................................

      Net cash (provided from)
        investing activities..................


Net increase in cash and
  cash equivalents............................
Cash and cash equivalents,
  beginning of period ........................           1,000.00
                                                       ----------        ------------        ----------
Cash and cash equivalents, end of period .....        $  1,000.00       $           -       $         -
                                                       ==========        ============        ==========


SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -

      Interest ...............................                          $  734,000.00
                                                                         ============
      Income taxes paid/(refunded) ...........        $  7,000.00
                                                       ==========


The notes to the consolidated  financial statements of Penelec, which are incorporated by reference from the annual report on
Form 10-K for the period ended December 31, 2001, are an integral part of the consolidating financial statements.